UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: May 1, 2023 – October 31, 2023

Item 1. Reports to Stockholders.

(a)       Report of Shareholders.

DISCIPLINED GROWTH INVESTORS

2023

DGIFUND

SEMI-ANNUAL REPORT

THIS REPORT CONTAINS A LETTER TO SHAREHOLDERS AND IMPORTANT FINANCIAL INFORMATION ABOUT THE DISCIPLINED GROWTH INVESTORS FUND. THE FUND'S FISCAL YEAR RUNS FROM MAY 1ST THROUGH THE FOLLOWING APRIL 30TH. FINANCIAL REPORTS ARE PREPARED ON A SEMI-ANNUAL AND ANNUAL BASIS. FOR OTHER REPORTS, ARTICLES, AND INFORMATION VISIT WWW.DGIFUND.COM.

PHONE: 855.344.3863 - FAX: 866.205.1499 - PO BOX 219623 - KANSAS CITY, MO 64121

OCTOBER 31, 2023 / DGINV.COM

SEMI-ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	4
DISCLOSURE OF FUND EXPENSES	6
PORTFOLIO OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	19
STATEMENT OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
ADDITIONAL INFORMATION	31
LIQUIDITY RISK MANAGEMENT PROGRAM	32
PRIVACY POLICY	33

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

OCTOBER 31, 2023	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2023 (Unaudited)

October 31st marked The DGI Fund’s fiscal year midway point. For the last six months, The Fund returned 7.42%. Stocks in the Fund were up 11.74%% while bonds declined 3.38%.

Since the Fund’s Inception (8/12/2011-10/31/2023), the DGI Fund has returned 10.31% (annualized). The stocks and bonds in the fund have returned annualized rates of 13.61% and 1.81%, respectively, in the same span.

For the remainder of this letter, we will focus on calendar year 2023 to-date and longer periods, as those hold more interesting and meaningful narratives than the last six months.

Calendar year 2022 presented the largest downturn since the Fund opened in 2011. Both in the Fund and in broad market indexes, stocks and bonds declined simultaneously for the first time since 1969.1 2023 has been a much different story, especially for equities. 2023 has also been a good example of how the stock market and the economy can act differently.

Coming into 2023, there was broad concern of an economic recession. Prices were continuing to increase, albeit less sharply than in 2022 and 2021. The consumer’s purchasing power was significantly eroded since the start of 2021. Rising interest rates caused a slight cooling in the housing market and likely negatively impacted private equity markets. With more interest rate hikes, bond prices fell through most of 2023. Banks struggled to absorb the pace of rate changes, with some well-publicized bank failures in March and many other bank stocks shedding value. Yet the stock market maintained an upward climb, with some hiccups in August, September, and October.

For the year-to-date, the Fund increased 14.97%, with stocks up 21.29% and bonds down slightly, returning -0.16%. Performance in stocks was both broad based and driven by a single holding. Of the 44 stocks in the Fund, 31 have increased in value thus far in the year, while 13 have posted negative performance. Super Micro Computer alone added 10.63% to the Fund’s total return. The stock is also the largest holding of The DGI Fund, at 12.03% of assets (10/31/23).

Super Micro Computer (SMCI)

The Fund’s initial purchase of SMCI was over 10 years ago. We were attracted to the way the founder had developed the company. He founded the company over thirty years ago with no venture capital money. His company has never had layoffs, has never done an acquisition and has never had a fiscal year during which the company lost money. By the time we invested, his company was generating annual sales of around $700 million.

For the first nine years the Fund held SMCI, the stock made no meaningful progress and faced some challenges. We were impressed with the reaction and transparency demonstrated by the senior management of Super Micro around these issues, and felt they were serious about becoming a major server company. The CEO’s behavior backed this view, as he cut his pay to just $1 per year and agreed to a 100% performance-based incentive program which would only pay if SMCI’s revenue and share price increased substantially.

Revenue growth came first. In 2022, Super Micro’s quarterly revenue growth was 50% or higher each quarter. This was quickly followed by expansion in profit margins – both gross and operating profits. SMCI’s operating profit margin ranged between 1.1% and 6.8% from 2020 through mid-2022. In the last three quarters of 2022, it was above 10% and has remained above pre-2022 highs during 2023.

The stock price has reflected this progress, increasing 190.85% in the calendar year-to-date.

Semi-Annual Report | October 31, 2023	1

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2023 (Unaudited)

In addition to feeling good about a stock working well for us and our clients, Super Micro is encouraging to us as corporate governance is one key item in our research process. Management alignment with fundamental financial progress is something we believe is important to sustained growth.

At this point, SMCI is in a unique position in the Fund. It is the largest holding and we are keenly aware of the high allocation, yet we believe it still holds significant potential. We have trimmed the position slightly at times to manage allocation risk. That said, we are primarily focused on continuing to develop our understanding of the depth and durability of the long-term competitive advantage for SMCI and the size of their addressable market. Today, the company is generating annual revenues of about $7 billion. We believe their addressable market is around $60 billion and may well grow to $100 billion over the next decade. It is rare for a company to be both the performance leader and low-cost provider in an industry, but Super Micro appears to be executing on exactly those seemingly contradictory fronts.

A Mixed Bag for Bonds

The bond portfolio in The DGI Fund has contended with a mixture of price declines and increased yields on new purchases. The painful part, we believe, is likely mostly in the rear-view mirror. When interest rates increase, prices of existing bonds fall. For anyone not previously familiar with this dynamic, 2022 and 2023 have provided an uncomfortable primer.

On March 16, 2022, the U.S. Federal Reserve undertook the first of eight interest rate increases. Prior to the increases, the baseline Fed Funds rate was 0.25%. As of 10/31/23, it was 5.50%. The pace of the increase was nearly unprecedented in recent history. As a result, bonds in the Fund have returned -5.16% since the start of March 2022. That encapsulates the pain.

The forward-looking environment seems more favorable. At the start of March of 2022, the DGI Fund’s bond portfolio sported a yield to maturity of 2.29%. Today, that is at 6.03%, the highest such figure since we opened The DGI Fund in 2011.

The broad consensus forecast is that interest rates are likely to decline one to two years from now. We have no specific interest rate forecast, but given the improvement in yields available, our outlook for bonds is optimistic.

We entered 2023 optimistic about the Fund’s prospects, especially the equity portion. While this optimism has generally been validated so far, we still hold that view. Portfolio companies are executing well on a fundamental level. We believe stocks in the Fund are priced to offer forward returns above our hurdle rate.

New Purchases and Complete Sales

In the last six months, we did not add any new stocks to The DGI Fund or make any complete sales. We increased the position sizes of existing holdings Floor & Décor and Generac and trimmed the position sizes in Landstar System and Super Micro Computer.

Sincerely,

Frederick Martin, CFA – Portfolio Manager

Rob Nicoski, CPA* – Portfolio Manager

Nick Hansen, CFA, CAIA – Portfolio Manager

Jason Lima, CFA – Portfolio Manager

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2023 (Unaudited)

*	CPA License Inactive.
[1]	As measured by the S&P 500 Index’s calendar year returns and the Bloomberg Aggregate US Government/Credit Bond Index.

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of this report, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Semi-Annual Report | October 31, 2023	3

The Disciplined Growth Investors Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance (for the period ended October 31, 2023)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception*
The Disciplined Growth Investors Fund	7.42%	15.11%	7.05%	8.43%	8.54%	10.31%
S&P 500® Total Return Index(1)	1.39%	10.14%	10.36%	11.01%	11.18%	13.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended October 31, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	43.71%
Consumer Discretionary	11.25%
Energy	5.59%
Industrials	4.19%
Health Care	3.82%
Producer Durables	2.14%
Communications	0.87%
Corporate Bonds	22.79%
Foreign Corporate Bonds	2.74%
Government Bond & Agency Obligations	2.29%
Other Assets in Excess of Liabilities	0.61%

Top Ten Holdings

(as a % of Net Assets)*

Super Micro Computer, Inc.	12.03%
Plexus Corp.	3.53%
Pure Storage, Inc.	3.45%
Akamai Technologies, Inc.	3.24%
Arista Networks, Inc.	3.14%
Microchip Technology, Inc.	3.06%
Power Integrations, Inc.	2.78%
Southwestern Energy Co.	2.78%
Gentex Corp.	2.71%
Coterra Energy, Inc.	2.64%
Top Ten Holdings	39.36%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2023	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2023 through October 31, 2023.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expense Ratio(a)	Expenses Paid During period 5/1/2023 - 10/31/2023(b)
Actual	$1,000.00	$1,000.00	0.78%	$ 3.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$ 3.97

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (71.57%)
COMMUNICATIONS (0.36%)
Media (0.36%)
Take-Two Interactive Software, Inc. (a)	10,349	$1,384,179

TOTAL COMMUNICATIONS		1,384,179

CONSUMER DISCRETIONARY (8.92%)
Consumer Discretionary Products (4.93%)
Gentex Corp.	366,470	10,510,360
Gentherm, Inc. (a)	44,772	1,800,730
LGI Homes, Inc. (a)	36,758	3,473,999
Under Armour, Inc. , Class A(a)	482,930	3,308,070
		19,093,159
Consumer Discretionary Services (2.12%)
Royal Caribbean Cruises, Ltd. (a)	66,644	5,646,746
Strategic Education, Inc.	31,052	2,555,890
		8,202,636

	Shares	Value (Note 2)
CONSUMER DISCRETIONARY (continued)
Retail & Whsle - Discretionary (1.87%)
Floor & Decor Holdings, Inc. , Class A(a)	65,962	$5,435,269
Sleep Number Corp. (a)	98,188	1,597,518
Stitch Fix, Inc. , Class A(a)	62,314	204,390
		7,237,177

TOTAL CONSUMER DISCRETIONARY		34,532,972

ENERGY (5.59%)
Oil & Gas (5.59%)
Core Laboratories, Inc.	32,247	690,731
Coterra Energy, Inc.	371,382	10,213,005
Southwestern Energy Co. (a)	1,507,524	10,748,646
		21,652,382

TOTAL ENERGY		21,652,382

Semi-Annual Report | October 31, 2023	7

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

HEALTH CARE (3.82%)
Health Care (3.82%)
Align Technology, Inc. (a)	31,218	5,762,531
Intuitive Surgical, Inc. (a)	27,295	7,157,295
Myriad Genetics, Inc. (a)	119,476	1,861,436
		14,781,262

TOTAL HEALTH CARE		14,781,262

INDUSTRIALS (9.79%)
Industrial Products (6.11%)
Cognex Corp.	185,508	6,676,433
Generac Holdings, Inc. (a)	28,824	2,423,234
Graco, Inc.	43,784	3,255,340
Proto Labs, Inc. (a)	115,345	2,723,296
Snap-on, Inc.	33,361	8,605,136
		23,683,439
Industrial Services (3.68%)
Alarm.com Holdings, Inc. (a)	131,426	6,719,811
Landstar System, Inc.	31,606	5,208,037
MSC Industrial Direct Co., Inc. , Class A	24,516	2,322,891
		14,250,739

TOTAL INDUSTRIALS		37,934,178

TECHNOLOGY (43.09%)
Software & Tech Services (7.76%)
Akamai Technologies, Inc. (a)	121,431	12,547,465
Autodesk, Inc. (a)	37,045	7,321,204
Intuit, Inc.	19,113	9,459,979
Paychex, Inc.	6,506	722,491
		30,051,139

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Tech Hardware & Semiconductors (35.33%)
Arista Networks, Inc. (a)	60,657	$12,153,843
Dolby Laboratories, Inc. , Class A	113,187	9,161,356
Garmin, Ltd.	88,200	9,043,146
InterDigital, Inc.	45,019	3,387,680
IPG Photonics Corp. (a)	37,687	3,237,313
Microchip Technology, Inc.	166,007	11,834,639
Plexus Corp. (a)	139,018	13,668,250
Power Integrations, Inc.	155,567	10,785,460
Pure Storage, Inc. , Class A(a)	394,706	13,345,010
Semtech Corp. (a)	45,375	633,435
Super Micro Computer, Inc. (a)	194,531	46,584,338
Viasat, Inc. (a)	163,161	3,008,689
		136,843,159

TOTAL TECHNOLOGY		166,894,298

TOTAL COMMON STOCKS
(Cost $204,425,324)		$277,179,271

	Principal Amount	Value (Note 2)
CORPORATE BONDS (22.79%)
COMMUNICATIONS (1.21%)
Cable & Satellite (0.31%)
Comcast Corp.
2.650% 02/01/2030	$1,440,000	$1,195,396

Entertainment Content (0.29%)
Paramount Global
7.875% 07/30/2030	1,140,000	1,122,945

Wireless Telecommunications Services (0.61%)
AT&T, Inc.
4.350% 03/01/2029	1,280,000	1,178,636
Verizon Communications, Inc.
4.329% 09/21/2028	1,264,000	1,177,381
		2,356,017

TOTAL COMMUNICATIONS		4,674,358

Semi-Annual Report | October 31, 2023	9

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (2.30%)
Airlines (0.29%)
Southwest Airlines Co.
3.450% 11/16/2027	$1,244,000	$1,125,418

Automobiles Manufacturing (0.26%)
General Motors Co.
5.400% 10/15/2029	1,100,000	1,033,301

Consumer Services (0.29%)
Cintas Corp. No 2
6.150% 08/15/2036	1,120,000	1,114,306

Restaurants (0.60%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	1,121,000	1,131,192
Starbucks Corp.
4.000% 11/15/2028	1,270,000	1,180,969
		2,312,161

Retail - Consumer Discretionary (0.86%)
Advance Auto Parts, Inc.
3.900% 04/15/2030	1,394,000	1,130,972
Amazon.com, Inc.
5.200% 12/03/2025	1,035,000	1,033,404
Lowe's Cos., Inc.
3.650% 04/05/2029	1,305,000	1,171,074

TOTAL CONSUMER DISCRETIONARY		8,920,636

CONSUMER STAPLES (0.91%)
Consumer Products (0.30%)
Clorox Co.
3.100% 10/01/2027	1,300,000	1,179,842

Food & Beverage (0.31%)
Hormel Foods Corp.
1.700% 06/03/2028	1,400,000	1,188,020

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER STAPLES (continued)
Mass Merchants (0.30%)
Costco Wholesale Corp.
1.600% 04/20/2030	$1,480,000	$1,170,617

TOTAL CONSUMER STAPLES		3,538,479

ENERGY (2.32%)
Exploration & Production (0.27%)
ConocoPhillips Co.
3.350% 05/15/2025	1,100,000	1,057,807

Integrated Oils (0.30%)
BP Capital Markets America, Inc.
4.893% 09/11/2033	1,253,000	1,147,544

Pipeline (1.45%)
El Paso Natural Gas Co. LLC
7.500% 11/15/2026	1,000,000	1,039,071
Energy Transfer LP
5.250% 04/15/2029	1,245,000	1,181,964
Enterprise Products Operating LLC
3.125% 07/31/2029	1,355,000	1,176,709
MPLX LP
2.650% 08/15/2030	1,463,000	1,156,272
ONEOK, Inc.
6.875% 09/30/2028	1,062,000	1,080,435
		5,634,451
Refining & Marketing (0.30%)
Phillips 66
2.150% 12/15/2030	1,498,000	1,157,972

TOTAL ENERGY		8,997,774

FINANCIALS (4.40%)
Banks (1.16%)
Regions Financial Corp.
1.800% 08/12/2028	1,465,000	1,145,373
Truist Financial Corp., Series MTN
3.875% 03/19/2029	1,364,000	1,166,281
US Bancorp, Series DMTN
3.000% 07/30/2029	1,416,000	1,158,538

Semi-Annual Report | October 31, 2023	11

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Banks (continued)
Wachovia Corp.
7.574% 08/01/2026	$995,000	$1,030,510
		4,500,702
Commercial Finance (0.30%)
GATX Corp.
4.700% 04/01/2029	1,275,000	1,176,155

Consumer Finance (0.56%)
American Express Co.
3.300% 05/03/2027	1,176,000	1,076,656
Capital One Financial Corp.
4.200% 10/29/2025	1,150,000	1,090,918
		2,167,574
Diversified Banks (0.91%)
Bank of America Corp., Series L
4.183% 11/25/2027	1,280,000	1,177,841
Citigroup, Inc.
4.125% 07/25/2028	1,300,000	1,167,479
JPMorgan Chase & Co.
4.125% 12/15/2026	1,255,000	1,186,095
		3,531,415
Financial Services (0.57%)
Morgan Stanley
5.000% 11/24/2025	1,030,000	1,006,689
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (b)	1,349,000	1,186,461
		2,193,150
Life Insurance (0.29%)
Principal Financial Group, Inc.
3.100% 11/15/2026	1,201,000	1,107,996

Real Estate (0.61%)
Simon Property Group LP
2.450% 09/13/2029	1,440,000	1,176,066

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Real Estate (continued)
Welltower OP LLC
4.125% 03/15/2029	$1,310,000	$1,183,065
		2,359,131

TOTAL FINANCIALS		17,036,123

HEALTH CARE (1.49%)
Health Care Facilities & Services (0.30%)
CVS Health Corp.
3.250% 08/15/2029	1,362,000	1,177,193

Managed Care (0.31%)
Elevance Health, Inc.
3.650% 12/01/2027	1,284,000	1,183,291

Pharmaceuticals (0.88%)
AbbVie, Inc.
4.250% 11/14/2028	1,255,000	1,181,942
Astrazeneca Finance LLC
1.750% 05/28/2028	1,400,000	1,191,998
Bristol-Myers Squibb Co.
6.800% 11/15/2026	1,000,000	1,046,361
		3,420,301

TOTAL HEALTH CARE		5,780,785

INDUSTRIALS (3.08%)
Aerospace & Defense (0.87%)
General Dynamics Corp.
3.500% 05/15/2025	1,100,000	1,067,738
Northrop Grumman Corp.
4.400% 05/01/2030	1,224,000	1,129,022
RTX Corp.
7.500% 09/15/2029	1,085,000	1,166,430
		3,363,190
Engineering & Construction (0.18%)
Fluor Corp.
4.250% 09/15/2028	750,000	680,850

Semi-Annual Report | October 31, 2023	13

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Industrial Other (0.30%)
Emerson Electric Co.
2.000% 12/21/2028	$1,370,000	$1,161,458

Railroad (0.59%)
CSX Corp.
3.400% 08/01/2024	1,124,000	1,103,632
Union Pacific Corp.
2.400% 02/05/2030	1,419,000	1,166,523
		2,270,155
Transportation & Logistics (0.58%)
FedEx Corp.
2.400% 05/15/2031	1,468,000	1,148,336
United Parcel Service, Inc.
6.200% 01/15/2038	1,092,000	1,118,839
		2,267,175
Waste & Environment Services & Equipment (0.56%)
Republic Services, Inc.
2.300% 03/01/2030	1,429,000	1,159,956
Waste Management, Inc.
7.000% 07/15/2028	953,000	1,016,566
		2,176,522

TOTAL INDUSTRIALS		11,919,350

MATERIALS (0.31%)
Chemicals (0.31%)
Dow Chemical Co.
7.375% 11/01/2029	1,108,000	1,172,001
DuPont de Nemours, Inc.
4.725% 11/15/2028	14,000	13,387
		1,185,388

TOTAL MATERIALS		1,185,388

UTILITIES (6.77%)
Utilities (6.77%)
Ameren Corp.
1.750% 03/15/2028	1,410,000	1,181,927
Appalachian Power Co., Series AA
2.700% 04/01/2031	1,464,000	1,154,382

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The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
Arizona Public Service Co.
2.600% 08/15/2029	$1,405,000	$1,192,416
Black Hills Corp.
3.050% 10/15/2029	1,410,000	1,170,140
CenterPoint Energy, Inc.
4.250% 11/01/2028	1,201,000	1,100,298
CMS Energy Corp.
3.450% 08/15/2027	1,303,000	1,193,618
Commonwealth Edison Co., Series 122
2.950% 08/15/2027	1,300,000	1,179,947
DTE Electric Co.
6.350% 10/15/2032	1,023,000	1,032,394
Duke Energy Corp.
3.400% 06/15/2029	1,342,000	1,176,030
Eastern Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	939,000	784,417
Interstate Power and Light Co.
3.600% 04/01/2029	1,300,000	1,167,080
National Rural Utilities Cooperative Finance Corp.
1.650% 06/15/2031	1,500,000	1,096,983
Nevada Power Co., Series N
6.650% 04/01/2036	1,330,000	1,339,294
NextEra Energy Capital Holdings, Inc.
3.500% 04/01/2029	1,330,000	1,172,561
NiSource, Inc.
2.950% 09/01/2029	1,325,000	1,128,418
Oncor Electric Delivery Co. LLC
3.700% 11/15/2028	1,289,000	1,180,790
PPL Electric Utilities Corp.
6.450% 08/15/2037	963,000	953,046
Public Service Electric and Gas Co.
3.200% 05/15/2029	1,340,000	1,180,851
Puget Energy, Inc.
4.100% 06/15/2030	1,355,000	1,158,721
Southern Co., Series 21-B
1.750% 03/15/2028	1,415,000	1,188,797
Tampa Electric Co.
3.875% 07/12/2024	1,120,000	1,103,929
WEC Energy Group, Inc.
4.750% 01/15/2028	1,240,000	1,186,227

Semi-Annual Report | October 31, 2023	15

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
Xcel Energy, Inc.
2.600% 12/01/2029	$1,420,000	$1,174,409
		26,196,675

TOTAL UTILITIES		26,196,675

TOTAL CORPORATE BONDS
(Cost $97,665,625)		$88,249,568

FOREIGN CORPORATE BONDS (2.74%)
ENERGY (0.90%)
Exploration & Production (0.31%)
Canadian Natural Resources, Ltd.
3.850% 06/01/2027	1,280,000	1,187,040

Pipeline (0.59%)
Enbridge, Inc.
5.700% 03/08/2033	1,223,000	1,144,116
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	1,130,000	1,162,550
		2,306,666

TOTAL ENERGY		3,493,706

FINANCIALS (0.92%)
Diversified Banks (0.92%)
Bank of Nova Scotia
4.750% 02/02/2026	1,225,000	1,194,066
Royal Bank of Canada, Series GMTN
4.650% 01/27/2026	1,229,000	1,191,832
Toronto-Dominion Bank
1.200% 06/03/2026	1,340,000	1,188,382

TOTAL FINANCIALS		3,574,280

HEALTH CARE (0.30%)
Pharmaceuticals (0.30%)
Pfizer Investment Enterprises Pte, Ltd.
4.450% 05/19/2028	1,220,000	1,166,605

TOTAL HEALTH CARE		1,166,605

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The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Principal Amount	Value (Note 2)
INDUSTRIALS (0.31%)
Railroad (0.31%)
Canadian Pacific Railway Co.
2.900% 02/01/2025	$1,250,000	$1,205,348

TOTAL INDUSTRIALS		1,205,348

MATERIALS (0.31%)
Metals & Mining (0.31%)
BHP Billiton Finance USA, Ltd.
4.750% 02/28/2028	1,220,000	1,178,421

TOTAL MATERIALS		1,178,421

TOTAL FOREIGN CORPORATE BONDS
(Cost $11,343,544)		$10,618,360

GOVERNMENT & AGENCY OBLIGATIONS (2.29%)
U.S. Treasury Bonds
2.875% 08/15/2028	290,000	265,514
U.S. Treasury Notes
0.250% 06/15/2024	3,000,000	2,904,463
0.250% 08/31/2025	3,500,000	3,205,234
4.125% 06/15/2026	670,000	656,705
4.250% 05/31/2025	670,000	660,421
4.500% 11/15/2025	1,200,000	1,187,016

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $8,955,676)		$8,879,353

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.31%)
MONEY MARKET FUND (0.31%)
First American Treasury Obligations
Fund, 12/31/2049	5.270	%(c)	1,173,314	1,173,314

TOTAL SHORT TERM INVESTMENTS
(Cost $1,173,314)				$1,173,314

Semi-Annual Report | October 31, 2023	17

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

TOTAL INVESTMENTS (99.70%)
(Cost $323,563,483)	$386,099,866

Other Assets In Excess Of Liabilities (0.30%)	1,173,036

NET ASSETS (100.00%)	$387,272,902

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. The reference rate is described below. The rate in effect as of October 31, 2023 is based on the reference rate plus the displayed spread as of the securities last reset date.
(c)	Represents the 7-day yield.

Common Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Reference Rates:

3M US L - 3 Month Synthetic LIBOR as of October 31, 2023 was 5.64%

As a result of supervisory guidance and requirements of law, regulated entities have generally ceased investing in LIBOR contracts. Moreover, most LIBOR settings have ceased to be published. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. All such synthetic LIBOR settings are expected to be discontinued by September 30, 2024.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
October 31, 2023 (Unaudited)

ASSETS
Investments, at value	$386,099,866
Receivable for investments sold	1,194,664
Receivable for shares sold	280,000
Dividends and interest receivable	1,188,573
Total assets	388,763,103

LIABILITIES
Payable for investments purchased	1,108,655
Payable for shares redeemed	115,591
Payable to adviser	265,955
Total liabilities	1,490,201
NET ASSETS	$387,272,902

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$315,724,882
Distributable Earnings	71,548,020
NET ASSETS	$387,272,902

INVESTMENTS, AT COST	$323,563,483

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$21.79
Shares of beneficial interest outstanding	17,773,197

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	19

The Disciplined Growth Investors Fund	Statement of Operations

For the Six Months Ended October 31, 2023 (Unaudited)
INVESTMENT INCOME
Dividends	$927,882
Interest	2,226,710
Total investment income	3,154,592

EXPENSES
Investment advisory fees (Note 6)	1,600,203
Total expenses	1,600,203
NET INVESTMENT INCOME	1,554,389

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	10,281,856
Net change in unrealized appreciation on investments	14,491,327
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	24,773,183
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,327,572

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023
OPERATIONS
Net investment income	$1,554,389	$3,070,654
Net realized gain/(loss)	10,281,856	(1,397,790)
Net change in unrealized appreciation	14,491,327	4,616,078
Net increase in net assets resulting from operations	26,327,572	6,288,942

DISTRIBUTIONS (Note 3)
From distributable earnings	(1,519,362)	(8,142,755)
Net decrease in net assets from distributions	(1,519,362)	(8,142,755)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	10,464,332	29,649,276
Issued to shareholders in reinvestment of distributions	1,498,568	8,078,561
Cost of shares redeemed	(7,795,835)	(22,079,671)
Net increase from capital share transactions	4,167,065	15,648,166

Net increase in net assets	28,975,275	13,794,353

NET ASSETS
Beginning of period	358,297,627	344,503,274
End of period	$387,272,902	$358,297,627

OTHER INFORMATION
Share Transactions
Issued	444,254	1,494,874
Issued to shareholders in reinvestment of distributions	63,844	412,883
Redeemed	(335,219)	(1,100,819)
Net increase in share transactions	172,879	806,938

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	21

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Financial Highlights
For a share outstanding during the period or years presented

For the Six Months Ended October 31, 2023 (Unaudited)		For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
$20.36		$20.51	$25.94	$19.42	$21.15	$19.12

0.09		0.18	0.08	0.09	0.18	0.16
1.43		0.14	(2.84)	8.83	(1.14)	2.55
1.52		0.32	(2.76)	8.92	(0.96)	2.71

(0.09)		(0.17)	(0.08)	(0.10)	(0.17)	(0.12)
–		(0.30)	(2.59)	(2.30)	(0.60)	(0.56)
(0.09)		(0.47)	(2.67)	(2.40)	(0.77)	(0.68)

1.43		(0.15)	(5.43)	6.52	(1.73)	2.03
$21.79		$20.36	$20.51	$25.94	$19.42	$21.15

7.42	%(b)	1.67%	(11.86%)	47.00%	(4.79%)	14.74%

$387,273		$358,298	$344,503	$345,450	$226,591	$240,172

0.78	%(c)	0.78%	0.78%	0.78%	0.78%	0.78%
0.76	%(c)	0.89%	0.32%	0.39%	0.86%	0.80%

10	%(b)	26%	21%	31%	29%	22%

Semi-Annual Report | October 31, 2023	23

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded internationally in the over-the-counter market and are

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The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”).

Fair Value Measurements: Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Fund. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable or not indicative of fair value. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Semi-Annual Report | October 31, 2023	25

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of October 31, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$277,179,271	$–	$–	$277,179,271
Corporate Bonds(a)	–	88,249,568	–	88,249,568
Foreign Corporate Bonds(a)	–	10,618,360	–	10,618,360
Government & Agency Obligations	–	8,879,353	–	8,879,353
Short Term Investments	1,173,314	–	–	1,173,314
TOTAL	$278,352,585	$107,747,281	$–	$386,099,866

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2023, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the six months ended October 31, 2023.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2023 the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for

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The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation
(excess of value over tax cost)	$106,920,669
Gross depreciation
(excess of tax cost over value)	(44,384,286)
Net unrealized appreciation	$62,536,383
Cost of investments for income tax purposes	$323,563,483

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$2,946,749	$5,196,006

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2023.

Semi-Annual Report | October 31, 2023	27

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and U.S. Government Obligations) during the six months ended October 31, 2023, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$32,599,298	$28,969,669

Investment transactions in U.S. Government Obligations during the six months ended October 31, 2023 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$8,086,115	$9,619,545

The cost of purchases in kind, proceeds from sales in kind along with their realized gain/(loss) included in above transactions during the six months ended October 31, 2023 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Disciplined Growth Investors Fund	$1,388,820	$–	$–

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $11,384 for the six months ended October 31, 2023.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations

Semi-Annual Report | October 31, 2023	29

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2023 (Unaudited)

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial Statements were issued.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information
October 31, 2023 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2023	31

The Disciplined Growth Investors Fund	Liquidity Risk Management Program
October 31, 2023 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 13, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

Semi-Annual Report | October 31, 2023	33

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2023	35

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

SEMI-ANNUAL REPORT

October 31, 2023

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD FINANCE & BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	6
Emerald Finance & Banking Innovation Fund	10
Disclosure of Fund Expenses	19
Schedule of Investments
Emerald Growth Fund	21
Emerald Insights Fund	23
Emerald Finance & Banking Innovation Fund	25
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets
Emerald Growth Fund	29
Emerald Insights Fund	31
Emerald Finance & Banking Innovation Fund	33
Financial Highlights
Emerald Growth Fund	34
Emerald Insights Fund	38
Emerald Finance & Banking Innovation Fund	42
Notes to Financial Statements	46
Additional Information	52
Liquidity Risk Management Program Disclosure	53
Privacy Policy	54

Emerald Growth Fund	Manager Commentary
October 31, 2023 (Unaudited)

Dear Shareholders:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the six months ended October 31, 2023, declined by 6.68%, outpacing its benchmark, the Russell 2000 Growth Index, which declined by 7.36%. Please see page 3 for more information.

Over the last six months, U.S. Treasury yields have demonstrated heightened volatility as recession probabilities have waxed and waned. The volatility in the most recent three-month period has been outsized relative to history as the collision of a persistently stronger labor market, a rapidly widening fiscal deficit and increasing bond supply propelled U.S. Treasury yields higher across the curve. The long-end of the curve hit escape velocity with the 10-year yield peaking at 4.98% on October 19th. As yields pushed higher, equities retreated. Small capitalization stocks were again laggards with the Russell 2000 falling 5.29% and trailing the Russell 1000, which gained 1.37%. From a style perspective, while the Russell 2000 Value declined 3.47% outpacing the Russell 2000 Growth, which declined 7.36%, both subcomponents lagged their respective Russell 1000 peer. At the constituent level, within the Russell 2000, the rising cost of capital weighed particularly hard on the fastest growing companies as measured by sales growth as well as the non-revenue/non-earnings generating companies within the benchmark.

Investment Analysis

The Emerald Growth Fund outperformed the Russell 2000 Growth Index for trailing six-month period ended October driven by the positive contribution from selection effect. At the sector level, stock selection driven relative outperformance within the healthcare, technology, and basic materials sectors more than offset by relative underperformance within the consumer discretionary and industrials sectors.

The healthcare sector was the largest positive contributor to return driven by holdings within the biotechnology and pharmaceuticals industries. The portfolio also experienced a positive contribution to return from holdings within the technology and basic materials sectors and more specifically positions held within computer hardware and iron and steel industries.

Partially offsetting the positive contributors to return was stock selection driven relative underperformance within the consumer discretionary and industrials sectors. The consumer discretionary sector was the largest detractor to return as stock selection within the casinos and gambling, restaurants, recreational services, and specialty retail industries detracted from returns. The portfolio held an underweight position in the consumer discretionary sector exiting the month of October.

Relative underperformance within the industrials sector also detracted from return, driven by both stock selection and allocation effect. The industrials sector of the Russell 2000 Growth index returned -1.13% for the trailing six-month period, significantly outpacing the -7.36% return posted by the index overall. As a result, the Fund’s sizeable underweight position, which averaged approximately 528 basis points over the period, was a headwind to performance from an allocation perspective. The allocation headwind was compounded by stock selection where challenges were most noteworthy within the transaction processing services, industrial machinery, and trucking industries. At period end, Emerald has maintained the Fund’s underweight position in the industrials sector, although the variation to the benchmark has narrowed in recent months.

Exiting October, the portfolio held the largest active exposures in the healthcare, consumer staples, and financials sectors. Thoughts as of period end on those sectors and other notable areas of exposure are highlighted below.

•	The healthcare sector represented the portfolio’s largest nominal and active exposure. At the industry level, the portfolio held the largest nominal and relative overweight positions within the medical equipment, biotechnology, pharmaceuticals, and medical services industries. We continue to be focused on medical devices and diagnostic companies that are profitable and not trading on a revenue multiple. For therapeutics, we are focused on profitable companies and those with what we believe to be quality assets generating revenue with a view towards profitability. Approximately 70% of the Fund’s therapeutics (biotech + pharma) exposure is in companies that have revenue.

•	The portfolio also exited October 2023 with an overweight position within the consumer staples sector. We remain positive on the fundamental outlook for growth-oriented consumer packaged goods companies. We see mounting evidence that the broad-based cost inflation and supply chain issues that plagued the industry throughout 2022 are abating, which we think should result in higher profit margins entering 2024. We continue to focus on companies with disruptive brands, category leadership positions, strong secular growth opportunities, and improving profit margins that may enable them to navigate an often-turbulent business environment, resulting in industry leading revenue and earnings growth.

•	The Fund also held an overweight position within the financial sector driven by holdings within the bank, full line insurance, investment services, and property and casualty insurance industries. The Fund’s largest concentration of exposure is held within the full line and

Semi-Annual Report | October 31, 2023	1

Emerald Growth Fund	Manager Commentary
October 31, 2023 (Unaudited)

property casualty insurance industries where Emerald continues to focus on companies we believe have strong balance sheets, and exposure to growing specialty end-markets with sustained pricing power.

Outlook (as of October 31, 2023)

The tenor of the market shifted significantly to start November. Treasuries rallied across the curve and equities ripped higher, led by small capitalization stocks, as the pressure from tax loss selling ebbed, the size of the announced treasury refunding was below expectations, Federal Reserve Chairman Powell and other Federal Reserve officials acknowledged that financial conditions had tightening meaningful through the third quarter, leading to a substantial decline in the market assessed probabilities for future rate hikes and economic data surprised to the downside with both the Institute of Supply Managers Survey and labor market report falling below expectations.

Corporate earnings season is providing additional near-term support to the market move, with earnings, generally trending better than expected. While small capitalization stocks are earlier in their reporting cycle, earnings thus far are trending better than expected.

In this regard, while we have been early in our call for a shift in leadership back toward small capitalization stocks, tactically we believe that given the significant year-to-date relative underperformance of the Russell 2000 -4.45% to the Russell 1000 +10.28% as of October 31, 2023, there continues to be near-term opportunity for small capitalization stocks to claw back some of that recent underperformance. According to a September 30, 2023 report from Steve DeSanctis Equity Strategist at Jefferies, the Russell 2000 rallied more than 10% during the fourth quarter 12x in its 44-history, with those rallies largely occurring when small caps have lagged large caps through the first 9-months of the year.

On a longer-term basis, the sizeable underperformance of the small cap segment remains an outlier relative to history with the rolling 5-year return for the Russell 2000 standing at 2.7% vs. 10% for the Russell 1000, a differential of 7.3% which falls in the 7th percentile relative to history, according to same report cited above. The relative valuation of the Russell 2000 to the Russell 1000 is now sitting in the 8th percentile vs. history, with the index trading at a double-digit discount relative to the long-term average based on trailing P/E, forward P/E, price to book, price to cash flow, price to sales and P/E to growth. Market concentration continues to be historically high, with the top 10 names now accounting for 28.8% of the Russell 1000 index, and over 51.2% of the Russell 1000 Growth Index. For reference, at the peak of the Tech Bubble, the top-10 positions within those indices accounted for 23.8% and 36.5%, respectively.

While it is always difficult to call the exact inflection point, we believe that a durable resumption in small capitalization stock leadership will be predicated on a further deceleration in the rate of inflation, a stabilization in employment gains and wage growth, a definitive end to the Federal Reserve hiking cycle, and further confidence in a reacceleration in the corporate earnings growth in 2024. All of that being said, the early October Hamas attack, declaration of war from Israel, and the prospect of U.S. involvement remain a tail risk.

Emerald, as always, remains vigilant and focused on utilizing our fundamental bottom-up research process to identify the most attractive growth opportunities within the small capitalization universe.

Top Contributors:	Top Detractors:
Super Micro Computer Inc.	Treace Medical Concepts, Inc.
Reata Pharmaceuticals, Inc.	TransMedics Group, Inc.
Celsius Holdings, Inc.	Shift4 Payments, Inc.
Varonis Systems, Inc.	Planet Fitness, Inc.
FTAI Aviation Ltd.	Churchill Downs Incorporated

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
October 31, 2023 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Emerald's Dynamic Barbell approach utilizes Emerald's in-house research team to monitor and dynamically adjust factors such as sizes of companies, sectors and industries and portfolio weightings. Like a barbell, the approach balances offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

Semi-Annual Report | October 31, 2023	3

Emerald Growth Fund	Manager Commentary
October 31, 2023 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Carpenter Technology Corp.	2.41%
Simply Good Foods Co.	2.20%
ACADIA Pharmaceuticals, Inc.	1.95%
Churchill Downs, Inc.	1.93%
Blueprint Medicines Corp.	1.91%
Super Micro Computer, Inc.	1.86%
FTAI Aviation Ltd	1.79%
Tenable Holdings, Inc.	1.77%
Varonis Systems, Inc.	1.76%
Freshpet, Inc.	1.72%
Top Ten Holdings	19.30%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Health Care	23.26%
Industrials	20.58%
Technology	17.69%
Consumer Discretionary	8.81%
Financials	7.93%
Energy	5.59%
Consumer Staples	5.55%
Consumer, Non-cyclical	3.93%
Consumer, Cyclical	1.42%
Producer Durables	0.83%
Real Estate	1.31%
Cash, Cash Equivalents, & Other Net Assets	3.10%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended October 31, 2023)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	-6.68%	-8.00%	-2.13%	3.74%	6.57%	9.93%	1.13%	1.13%
Class A (LOAD)	-11.13%	-12.36%	-3.71%	2.73%	6.06%	9.76%	1.13%	1.13%
Russell 2000® Growth Index(3)	-7.36%	-7.63%	-1.83%	2.68%	5.67%	7.34%
Class C (NAV)	-6.99%	-8.60%	-2.76%	3.07%	5.89%	5.54%	1.78%	1.78%
Class C (LOAD)	-7.88%	-9.47%	-2.76%	3.07%	5.89%	5.54%	1.78%	1.78%
Russell 2000® Growth Index(3)	-7.36%	-7.63%	-1.83%	2.68%	5.67%	4.66%
Investor Class	-6.54%	-8.06%	-2.18%	3.70%	6.63%	8.16%	1.17%	1.17%
Russell 2000® Growth Index(3)	-7.36%	-7.63%	-1.83%	2.68%	5.67%	7.02%
Institutional Class	-6.70%	-7.72%	-1.83%	4.07%	6.91%	11.19%	0.82%	0.82%
Russell 2000® Growth Index(3)	-7.36%	-7.63%	-1.83%		5.67%	10.01%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.13%, 1.78%, 0.82% and 1.17% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
October 31, 2023 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended October 31, 2023)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2023	5

Emerald Insights Fund	Manager Commentary
October 31, 2023 (Unaudited)

Dear Shareholders:

Investment Results

The performance of the Emerald Insights Fund Class A Shares (without the sales load) for the six months ended October 31, 2023, reflected a return of 4.15%, trailing the Russell 3000 Growth Index benchmark return of 5.91% by 176 basis points. Performance was driven by strength in Energy, offset by weakness in Industrials, Consumer Discretionary, and Healthcare.

Investment Analysis

The first half of the Emerald Insights Fund’s fiscal year (ended October 31, 2023) was marked by the continued significant concentration of returns in the largest index constituents. The first half of calendar year 2023 marked the narrowest market breadth in history, with just 25% of stocks outperforming the S&P500 and that concentration of returns continued, largely unabated, throughout the Fund’s reporting period. The market did broaden somewhat early in the summer, only to contract again as investors took a decidedly risk-off attitude due to macro factors such as interest rates, fears of a government shutdown, and a continued hawkish U.S. Federal Reserve. The Fund benefitted from stock selection in Energy and Technology sectors, although the Fund’s structural underweight to the largest capitalization technology companies detracted from returns. The Fund’s overweight to several small cap names detracted from performance, with small-caps/mid-caps lagging large-caps for the 4th consecutive quarter.

Growth-oriented indices have become increasingly concentrated, with the Top 10 names in the Russell 1000 Growth Index accounting for over 50% of that Index’ weight. Using our Dynamic Barbell strategy, we were able to maintain a sizable mega-cap weight during the period, but also maintain more diversification than the Russell 3000 Growth Index, which has a Technology weighting of close to 50%. Technology has been the Fund’s largest underweight vs. the Index, with Energy being the largest overweight.

As has been the case for many quarters, the Insights Fund remained overweight small- and mid-cap stocks vs. the benchmark during the period, given our thoughts on relative valuation and growth, with small caps relative valuations vs. large trading at levels not seen since 2002.

Outlook (as of October 31, 2023)

We have repeatedly questioned the sustainability of the Mega-Cap driven rally, which accounts for a huge percentage of major growth equity index YTD returns. We have, thus far, been wrong. The disparity between small and large has persisted and grown, despite an increasing valuation disparity and unprecedented index concentration. But we stick by our Dynamic Barbell, which has us overweighting selected small and midcap stocks and have courage in our conviction that market breadth will improve, and small caps can and will make up some of their longer-term underperformance.

We do believe a recession is coming. We look at the Leading Economic Indicators which have registered negative readings for the last 18 consecutive months - a timeframe that has always predicted a recession. Money supply, which historically correlates in some way to GDP, has been in negative territory for several months - the first time in history. Banks’ lending standards have tightened, signaling recessionary conditions, while at the same time, loan demand has deteriorated due to increased interest rates. The ISM Manufacturing survey also remains in contraction although at levels just above those signaling recession.

While we talk about macro forces, small caps and recessions, the fact is we are a fundamental, bottom-up driven manager focusing on finding companies with superior earnings and revenue growth and exemplary management teams. We believe in our core that EPS and revenue growth drives stock prices.

Our team’s ability to generate alpha through stock selection has been a hallmark of Emerald throughout our 30-year history and we believe the ability to identify secular themes and company-specific growth opportunities, coupled with the ability to bias portfolios across the market capitalization spectrum without losing sight of the broader benchmark will provide enduring opportunities to outperform.

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
October 31, 2023 (Unaudited)

Top 10 Contributors	Top 10 Detractors
NVIDIA Corporation	Babcock & Wilcox Enterprises Inc
TETRA Technologies, Inc.	Ameresco, Inc. Class A
Amazon.com, Inc.	SkyWater Technology Inc
Microsoft Corporation	TransMedics Group, Inc.
Super Micro Computer, Inc.	Churchill Downs Incorporated
Alphabet Inc. Class A	Ebix, Inc.
Reata Pharmaceuticals, Inc. Class A	MP Materials Corp Class A
CrowdStrike Holdings, Inc. Class A	Excelerate Energy, Inc. Class A
Pure Storage, Inc. Class A	Amylyx Pharmaceuticals, Inc.
Palo Alto Networks, Inc.	DocGo Inc.

David A. Volpe, CFA	Stephen L. Amsterdam
Deputy Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Semi-Annual Report | October 31, 2023	7

Emerald Insights Fund	Manager Commentary
October 31, 2023 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Microsoft Corp.	10.69%
Apple, Inc.	8.31%
NVIDIA Corp.	5.52%
Amazon.com, Inc.	5.43%
Alphabet, Inc.	5.16%
Meta Platforms, Inc.	3.30%
TJX Cos., Inc.	1.99%
Visa, Inc.	1.95%
ACADIA Pharmaceuticals, Inc.	1.89%
GXO Logistics, Inc.	1.85%
Top Ten Holdings	46.09%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	44.30%
Consumer Discretionary	16.64%
Health Care	11.54%
Industrials	10.79%
Energy	7.86%
Financials	2.32%
Communications	2.11%
Consumer Staples	1.52%
Consumer, Cyclical	0.60%
Cash, Cash Equivalents, & Other Net Assets	2.32%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended October 31, 2023)

	6 Month	1 Year	3 Year	5 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	4.15%	14.38%	7.21%	13.35%	10.19%	1.94%	1.35%
Class A (LOAD)	-0.82%	8.98%	5.49%	12.26%	9.61%	1.94%	1.35%
Russell 3000® Growth Index(3)	5.91%	17.32%	8.07%	13.49%	13.28%
Class C (NAV)	3.82%	13.57%	6.49%	12.61%	9.45%	2.59%	2.00%
Class C (LOAD)	2.82%	12.57%	6.49%	12.61%	9.45%	2.59%	2.00%
Russell 3000® Growth Index(3)	5.91%	17.32%	8.07%	13.49%	13.28%
Investor Class	4.28%	14.33%	7.16%	13.32%	10.12%	1.99%	1.40%
Russell 3000® Growth Index(3)	5.91%	17.32%	8.07%	13.49%	13.28%
Institutional Class	4.11%	14.73%	7.52%	13.69%	10.50%	1.64%	1.05%
Russell 3000® Growth Index(3)	5.91%	17.32%	8.07%	13.49%	13.28%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
October 31, 2023 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended October 31, 2023)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2023	9

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

Dear Shareholders:

Investment Results

In September, for the second month in a row, the US banking sector experienced broad-based selling pressure, which pushed valuations down to their lowest level since May. The median price to adjusted tangible book value (TBV) for the 211 banks in the S&P Global Market Intelligence analysis was 113.6% on Sept. 29, down from 119.7% at the end of August and 129.5% at the end of July.

The selling pressure increased in the last two weeks of September as the market digested the Federal Reserve's decision to maintain the rates range. Bank stocks fell on Sept. 20 after the Fed said it would keep the federal funds rate within the range of 5.25% to 5.5%. The central bank also signaled its intention to keep interest rates higher for longer, driving government bond yields to surge to their highest levels since before the Great Recession.

The median return of major exchange-traded banks was -4.7% for the month, compared with -7.2% in August. The S&P US BMI Banks index's return was -8.8%, while the S&P 500's return was -4.8%. The S&P US BMI Banks index's return started falling to more than 6% two days before the Fed announced the rate decision. It reached the nadir on Sept. 25, at -10%.

Investment Analysis

We believe there could be a modest reversal in the "extreme negativity" against owning bank stocks in the near term given that while funding pressure continued in the third quarter 2023 the quarter-over-quarter increase in the cost of deposits slowed sequentially. While the quarter was not perfect, we believe results started to show signs of net interest margins “troughing”.

Additionally, US banks' uninsured deposit total continued to fall in the third quarter but at a much slower rate. The industry's uninsured deposits dropped just 0.5% quarter over quarter, compared to sequential declines of 7.8% in the first quarter and 2.4% in the second quarter, according to S&P Global Market Intelligence data.

While sharper sequential drops have stalled, levels are still down from historical trends as US banks' $6.851 trillion in uninsured deposits on September 30 marks the lowest level since the first quarter of 2020, while the 41.1% percentage of total deposits is the lowest in more than three years.

Uninsured deposits came under a microscope after the failures of Silicon Valley Bank (SI) and Signature Bank (SBNY), both of which had high levels of uninsured deposits. Since then, the industry's uninsured deposit total began falling as banks took a second look at what they include in their tally and also made steps to reduce their exposure, such as through "deposit spreading" services like those offered by IntraFi Network LLC.

Additionally, most banks' net interest margins declined in the third quarter, but the pace of contraction slowed from the prior period.

Funding costs rose at a far faster clip than earning-asset yields in the first and second quarters as banks' reliance on higher-cost funding like certificates of deposits grew, but the two metrics increased at the same pace in the third quarter. The dynamic resulted in a relatively small decline in margins in the third quarter. The median, taxable equivalent net interest margin of the banking industry dipped to 3.37%, down 3 basis points (bps) sequentially, after falling 5 bps in the second quarter and 15 bps in the first quarter, according to S&P Global Market Intelligence data.

Banks continued to experience deposit outflows over the last six months with deposits falling 0.5% quarter over quarter in the third quarter, driven by declines in non-brokered deposits. The decline marks the sixth straight quarter of decreases in non-brokered deposits, but outflows slowed in the last two quarters as banks paid up to defend their funding, leading to notably higher deposit costs.

The banking industry's aggregate cost of deposits rose to 2.03% in the third quarter, up 32 bps from a quarter earlier. While the increase was smaller than the 38-bps sequential increase in the second quarter, the beta, or the percentage of change in fed funds passed on to depositors, was 117.5% in the period, compared to 79.1% in the previous quarter.

We believe that if the federal reserve has halted raising interest rates pricing pressure on deposits will lessen, but banks have also seen the mix of deposits change considerably as customers shifted funds out of noninterest-bearing deposits and into higher-cost products for institutions like brokered deposits and certificates of deposits. That mix continued into September and October 2023.

While credit metrics across the industry remain benign, we have seen several one-off cases of credit deterioration. These issues have been across various industries and markets, and while we do not believe it represents a significant deterioration in credit metrics, we do believe this is the beginning of the “normalization” we have been expecting.

10	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

We believe the end of COVID-19-era stimulus, post-pandemic changes in consumer behavior and borrowers facing a larger debt service due to higher rates will cause community banks to increase reserves for loan losses during the remainder of 2023 and again further in 2024. We believe margin compression and increased credit costs will serve as a headwind to earnings during those periods.

Overdue commercial real estate loans at US banks jumped over the last six months as high interest rates and office vacancies continued to put the portfolios under pressure. The commercial real estate (CRE) loan delinquency rate across the industry increased 21 basis points sequentially to 1.03% in the third quarter, according to data from S&P Global Market Intelligence. That was the biggest sequential increase in at least five years and pushed the delinquency rate above its early-pandemic high of 1.02% in the fourth quarter of 2020.

Despite the stress, banks generally continue to describe CRE loan problems as manageable, with a number that have significant exposure to the office sector building loss reserves to the high-single-digit percentages for those loans.

US banks active in lending against warehouse and industrial real estate properties ramped up their exposure to the property sector significantly year over year as of October 31. We believe industrial lending remains a relative safe haven for banks paring back their exposure to office properties, a core commercial real estate (CRE) sector that has faced stronger headwinds amid persistent work-from-home trends.

The balance sheet composition of the US banking industry continued shifting over the past six months toward wholesale funding on the liability side and loans and leases on the asset side.

That transformation is taking place as the industry gradually shrinks. Total assets for US commercial banks, savings banks and savings and loan associations were $23.406 trillion on September 30, representing a 0.2% decline from June 30 and a 2.4% decrease since the all-time peak on March 31, 2022, according to data from S&P Global Market Intelligence.

Non-brokered deposits totaled $17.256 trillion on Sept. 30, down 1.0% sequentially and representing the sixth consecutive quarterly decline.

During the last six months, banks have been replacing securities with loans and leases. Following a slight downturn in the first quarter, tepid loan growth resumed in the second quarter and continued in the third quarter, albeit at an even slower rate. Meanwhile, total securities have gone down for six quarters in a row. Since March 31, 2022, loans and leases are up 8.7%, while securities have fallen 15.3%.

Pre-provision net revenue (net interest income plus non-interest income minus non-interest expense) fell to a four-quarter low of $108.47 billion. Quarter-over-quarter, a lower non-interest expense level was not enough to offset less non-interest income and flat net interest income. However, the industry as a whole enjoyed margin expansion for the first time this year. The net interest margin on a fully taxable equivalent basis moved up 2 basis points from the second quarter to 3.23%. Another boost to bottom-line profitability was lower provisioning. The provision for credit losses declined 11.1% quarter over quarter. As credit quality continues to normalize to pre-pandemic levels, net charge-offs to average loans crept up again in the third quarter to a three-year high, and problem asset ratios are on the upswing.

Most banks' net interest margins declined in the third quarter, but the pace of contraction slowed from the prior period. Funding costs rose at a far faster clip than earning-asset yields in the first and second quarters as banks' reliance on higher-cost funding like certificates of deposits grew, but the two metrics increased at the same pace in the third quarter. The dynamic resulted in a relatively small decline in margins in the third quarter. The median, taxable equivalent net interest margin of the banking industry dipped to 3.37%, down 3 basis points (bps) sequentially, after falling 5 bps in the second quarter and 15 bps in the first quarter, according to S&P Global Market Intelligence data.

Banks continued to experience deposit outflows in the third quarter, with deposits falling 0.5% quarter over quarter, driven by declines in non-brokered deposits. The decline marks the sixth straight quarter of decreases in non-brokered deposits, but outflows slowed in the last two quarters as banks paid up to defend their funding, leading to notably higher deposit costs.

According to S&P Global, the banking industry's aggregate cost of deposits rose to 2.03% in the third quarter, up 32 bps from a quarter earlier. While the increase was smaller than the 38-bps sequential increase in the second quarter, the beta, or the percentage of change in fed funds passed on to depositors, was 117.5% in the period, compared to 79.1% in the previous quarter.

We believe banks have competed for deposits not only with other depositories but also with higher-yielding alternatives in the Treasury and money markets. The gap between what banks paid on their deposits and the rates available in the market narrowed some in the third quarter and could continue to decrease as funding costs grind higher while the Federal Reserve holds rates steady.

Semi-Annual Report | October 31, 2023	11

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

A pivot in rates would ease pricing pressure on deposits, but banks have also seen the mix of deposits change considerably as customers shifted funds out of noninterest-bearing deposits and into higher-cost products for institutions like brokered deposits and certificates of deposits. That mix continued in the third quarter.

Additionally, banks continued to prize liquidity and securities balances continued to shrink over the last six months, while loans grew at a slower pace. In the third quarter, total loans rose 0.4% from the linked quarter, after growing 0.7% on a sequential basis in the second quarter. Modest loan growth and pressure on deposits caused the industry's loan-to-deposit ratio to rise further, increasing to 66.5% from just shy of 66% in the prior quarter and 62% a year earlier.

While the Fed continues to engage in quantitative tightening as of period end, we believe the narrowing gap between banks' deposit costs and higher-yielding alternatives should help limit future deposit outflows. If funding stabilizes, we believe bank margins could soon find a floor for some institutions as they continue to see their loan yields move higher. Loan yields have received a boost from higher rates but have also increased as some fixed rate credits mature and refinance at higher rates. Loan yields rose 29 bps quarter over quarter in the third quarter after climbing 38 bps in the second quarter.

Outlook (as of October 31, 2023)

We believe the higher for longer interest rate environment will keep liquidity in focus at community banks over the next few quarters and could cause some institutions to rethink their independence. We think community bank earnings will fall this year as institutions face liquidity pressures and prepare for higher credit losses by building reserves. Stubborn funding costs and a slippage in credit quality could keep earnings under pressure in 2024 amid a higher for longer interest rate environment. The decline in earnings and returns would be far from severe but still might be enough to encourage more strategic activity from boards and management teams facing stagnant earnings over the next few years.

US bank deal activity picked up in recent months, with 39 announcements since July 1 totaling $3.21 billion in announced deal value, or 84% of all announced deal value so far this year. However, the impact of high interest rates on deal math and prolonged closing timelines still makes it hard to get things across the finish line.

High interest rates and long regulatory approval timelines are still making it hard to close deals, but bankers believe those same factors will soon lead to a wave of consolidation. We believe we will see a boom in US bank M&A activity as banks are forced to pair up to better deal with intensifying headwinds.

We do believe that community bank earnings will benefit in the fourth quarter of 2023 and into 2024, as we believe the Fed will slow the pace if not pause rate increases. If indeed the Fed pauses, we believe the increase in cost of deposits will slow. As cost of deposits stabilize and bank loan portfolios re-rate higher from lower yielding loans made over the past three to five years to higher yielding new loans, we believe the industry will experience improved net interest margins and net interest income. As a result, we believe community bank stocks are attractively valued and would expect valuations to normalize throughout 2024. That said, we expect bank stocks to perform well over the next one-to-two years from current levels, as EPS uncertainty declines and interest rate normalize, allowing for trading multiple normalization/reversion to higher levels on higher, more normalized FY25 EPS. Banks still trade at notable discounts on a relative P/E basis vs. historical trends (54%/47% on FY24 EPS for mid/large cap banks, vs. 82%/71%, respectively, for the 20-year medians).

Large cap banks are trading at 8.8x/7.8x FY24/25E EPS and at 1.56x TBV, vs. the historical medians of 11.2x FY2 (the next full year out) EPS and 1.76x, respectively. FactSet consensus FY24/25 EPS growth estimates are now -3%/+11% vs. the historical 10%-12% growth rates expected. The large cap bank P/E on FY24/25 is 47%/47% of the S&P P/E, vs. a 71% median and quartile range of 62%-80% since 2000.

Mid cap banks are trading at 10.0x/9.2x FY24/25E EPS and at 1.42x TBV, vs. the historical medians of 12.8x FY2 EPS and 1.86x, respectively. The FactSet consensus FY24/25 EPS growth estimates are now -6%/+7%, vs. the historical 10%-12% growth rates expected. The mid cap bank P/E on FY24/25 is 54%/55% of the S&P P/E, vs. an 82% median and quartile range of 67%-101% since 2000.

We believe the liquidity crunch that emerged in March changed the competitive landscape for deposits. Many institutions, including those responding out of an abundance of caution, bolstered liquidity with higher-cost funding sources such as brokered deposits, borrowings from the Federal Home Loan Banks and certificates of deposits (CDs). While deposit outflows have slowed and fears over the stability of banks have subsided, efforts to bolster funding woke up depositors to the significantly higher rates available in the marketplace, with more institutions marketing CDs at elevated rates. In fact, more than 662 banks, 96% of which were community banks, were marketing one-year CDs with rates above 4% as of Sept. 15, a 29% increase since the end of June and a 106% increase from the end of March, according to S&P Global. According to S&P Global, community banks grew CDs by 23% through the first six months of 2023, climbing to 22.8% of deposits from 18.6% at year-end 2022. We believe CDs will end 2023 at 26% of community bank deposits. Further growth in CDs will continue the trend of interest-bearing deposits becoming larger portions of community banks' funding bases.

12	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

Noninterest-bearing deposits fell to 25.2% of total deposits in the second quarter from 27.3% in the fourth quarter of 2022 according to S&P Global, and we expect that concentration to drop to 22.5% by year-end 2023. We believe that the shifts in deposits will cause funding costs to rise significantly in 2023 serving as a headwind to banks' net interest margins.

In the second quarter, community banks recorded a deposit beta on all deposits, including non-interest-bearing funds, of 77.2% when compared to the prior quarter. That is up from 49.0% in the first quarter and 22.5% in the fourth quarter of 2022.

We believe community banks' funding costs will rise at a quicker pace than earning-asset yields and pressure net interest margins. As a result, we believe more community banks could look to pro-actively manage their bond portfolios as did Pinnacle Financial Partners Inc. (PNFP), which will help to alleviate margin pressure. However, pro-active management of the bond portfolio comes with the capital hit associated with selling underwater bonds.

The challenges to future earnings growth could lead to a rebound in M&A activity and encourage some institutions to rethink their independence later this year and early in 2024. Bank M&A activity through the first nine months of 2023 remained abysmal as institutions grappled with uncertainty over the economy, interest rates, their own funding bases, and future credit quality. Many potential deals would also be hungry for new capital since the required marks that a buyer must take on a seller's balance sheet often leave the target with little equity. However, the three largest deals in 2023 came in the last few months and bankers say that M&A discussions are picking up as many bank boards feel stuck in the current operating environment.

We believe that given the uncertainty that abounds about NIMs, NII and unrealized losses embedded in the available for sale (AFS) securities portfolios of banks there will be a slower pace of merger and acquisition (M&A) activity in the banking industry. However, we witnessed an uptick in M&A activity in the third quarter with thirty-four deal announcements, up from 20 and 25 in the first and second quarters, respectively. The total value of deals announced in the third quarter increased to $2.76 billion from just $432.8 million in the first quarter and from $197.1 million in the second quarter.

Third-quarter deal value was boosted by a handful of large deals during the period. Banc of California Inc. (BANC) and PacWest Bancorp's (PACW) pending $1.04 billion merger marked the biggest US bank deal so far in 2023, and Eastern Bankshares Inc.'s (EBC) proposed $527.1 million acquisition of Cambridge Bancorp (CATC) is on track to be the second-largest transaction of the year.

With the increase in large deal announcements since July 1, four of the year's five largest US bank deals were announced in the third quarter. The deals announced in the third quarter accounted for 81% of the $3.39 billion in transaction value for 2023 so far. However, yearly activity still lags historic numbers because of the slow start to the year. Only 79 US bank deals have been announced in the year to Sept. 30, less than half of the 165 deals announced for the full year 2022. The total deal value of $3.39 billion for the first three quarters of 2023 is just over one-third of the $9.02 billion in all of 2022.

We believe that several hurdles remain in place that will keep M&A activity muted, including the impact of interest rates on deal math. Several recently announced deals saw increased dilution and prolonged earn back periods because of interest rate marks, which we believe drove negative stock reactions. In fact, Eastern Bankshares' (EBC) stock price closed 5.9% lower after announcing its planned purchase of Cambridge (CATC). We believe that reaction was partly driven by the impact of interest rate marks, which caused the deal to be 7.5% dilutive to tangible book value (TBV) with an earnback period of 2.75 years, instead of 11% accretive without rate marks.

When EBC announced its planned acquisition of CATC at the same time it announced the sale of the Eastern Insurance Group. EBC has been one of the most active bank acquirers of insurance businesses, with eleven such deals since 2016. Now, the company is exiting the space by selling the unit Eastern Insurance Group LLC to Arthur J. Gallagher & Co. for about $510 million in cash. According to S&P Global, Eastern Insurance Group is the third-largest bank-affiliated insurance brokerage in the US. Management indicated that the bank struck simultaneous deals to capitalize on climbing insurance valuations and depressed bank valuations.

The banking industry has announced six insurance business sales so far in 2023, outpacing the number of acquisitions by one. US banks are off-loading insurance units more than they are acquiring them for the first time in at least eight years. Two of those sales have come from two of the largest banks in the space, Eastern Bankshares Inc. and Truist Financial Corp., both of which said the valuations in the insurance industry attracted them to strike deals.

Price-to-earnings (P/E) ratios of the insurance brokerage industry have been trending upward, sitting at 23.7x in 2023 compared to 16.6x in 2013, according to S&P Global. The sale of Eastern Insurance Group at $510 million values the company at 35x P/E based on the insurance agency's expected net income of $14 million in 2024.

Semi-Annual Report | October 31, 2023	13

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

We have also witnessed an increase in the merger-of-equals (MOE). US bank merger of equals activity has increased in 2023 after hitting a five-year low in 2022. The MOE announcement between Burke & Herbert Financial Services Corp. (BHRB) and Summit Financial Group Inc. (SMMF) marks the largest such deal since 2021 and brings the yearly total of US bank MOE announcements to four so far this year according to S&P Global.

MOEs make up 6% of all US bank M&A activity in 2023 through Aug. 28, higher than the last two years, according to S&P Global Market Intelligence data. Moreover, the four MOEs announced so far this year represent a combined total deal value of about $659.5 million, or 25% of total deal value through Aug. 28.

While broader M&A appetite soured this year and led to a slowdown in activity, MOE activity was unwavering as banks increasingly viewed those deals as an attractive alternative to pair up and gain scale to tackle ongoing headwinds amid a lack of buyers and low valuations. These deals are especially attractive for smaller community banks. Among the four MOEs announced so far this year, all involved community banks. Similarly, community banks were involved in the majority of the twenty most recent US bank MOEs. As such, the average asset size of the buyers involved in those twenty deals was $8.80 billion, while the targets had an average asset size of $8.65 billion. We believe some community banks view MOEs as an attractive pathway to boosting their value for a future sale to a larger lender.

We believe Community banks are preparing for a “normalization” of credit quality by tightening lending standards and building reserves for loan losses. We expect low single digit annualized loan growth in 2023 as community banks seem to be approaching new loans with a focus on being a paid a higher yield on newly originated earning assets given a “higher-for-longer” rate environment and economic uncertainty. We also expect banks to continue to build reserves as they work to shore up their balance sheets to clear any potential hurdles ahead.

As a result, we believe we are in a “stock-pickers-market,” and we believe those community banks with conservative underwriting, pro-active balance sheet management, and disciplined loan and deposit pricing will outperform their peers over the next twelve to eighteen months.

Given the historically low community bank stock valuations the portfolio is heavily concentrated in the bank stocks, about 90% of the portfolio, and this is also apparent in our top ten holdings list.

Top Contributors:	Top Detractors:
Customers Bancorp, Inc.	First Foundation, Inc.
Western Alliance Bancorp	Ebix, Inc.
PacWest Bancorp	First Horizon Corporation
First Citizens BancShares, Inc.	Community Heritage Financial, Inc.
Northeast Bank	Power REIT

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq., MBA
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

14	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Finance & Banking Innovation Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2023	15

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Finwise Bancorp	4.91%
Western Alliance Bancorp	3.48%
Community Heritage Financial, Inc.	3.19%
Kinsale Capital Group, Inc.	2.75%
Northeast Bancorp	2.73%
Skyward Specialty Insurance Group, Inc.	2.39%
Metropolitan Bank Holding Corp.	2.36%
First Citizens BancShares, Inc., Class A	2.31%
Mechanics Bank/Walnut Creek CA	2.20%
First Horizon National Corp.	2.12%
Top Ten Holdings	28.44%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks	63.00%
Banks: Diversified	22.65%
Property And Casualty Insurance	2.75%
Insurance	2.39%
Commercial Banks	2.12%
Open End And Miscellaneous Investment Vehicles	1.46%
Telecommunications	1.24%
Banks: Savings, Thrift & Mortgage	1.15%
Banks Regional	1.02%
Investment Services	0.84%
Software	0.55%
Full Line Insurance	0.24%
Infrastructure REITs	0.07%
Transaction Processing Services	0.00%
Cash, Cash Equivalents, & Other Net Assets	0.52%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended October, 31 2023)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	-0.69%	-22.22%	-9.27%	-9.13%	1.19%	5.39%	1.85%	1.85%
Class A (LOAD)	-5.43%	-25.91%	-10.73%	-10.01%	0.70%	5.20%	1.85%	1.85%
Russell 2000® Index(3)	-5.29%	-8.57%	3.95%	3.31%	5.63%	7.20%
Russell 2000® Financial Services Index(4)	-0.72%	-17.69%	5.88%	1.30%	5.19%	7.09%
Class C (NAV)	-0.98%	-22.74%	-9.87%	-9.72%	0.54%	4.81%	2.49%	2.49%
Class C (LOAD)	-1.97%	-23.51%	-9.87%	-9.72%	0.54%	4.81%	2.49%	2.49%
Russell 2000® Index(3)	-5.29%	-8.57%	3.95%	3.31%	5.63%	6.55%
Russell 2000® Financial Services Index(4)	-0.72%	-17.69%	5.88%	1.30%	5.19%	7.59%
Investor Class	-0.46%	-22.25%	-9.30%	-9.16%	1.19%	4.12%	1.51%	1.51%
Russell 2000® Index(3)	-5.29%	-8.57%	3.95%	3.31%	5.63%	8.23%
Russell 2000® Financial Services Index(4)	-0.72%	-17.69%	5.88%	1.30%	5.19%	7.48%
Institutional Class	-0.68%	-21.94%	-8.94%	-8.81%	1.54%	4.46%	1.89%	1.89%
Russell 2000® Index(3)	-5.29%	-8.57%	3.95%	3.31%	5.63%	7.53%
Russell 2000® Financial Services Index(4)	-0.80%	-17.69%	5.88%	1.30%	5.19%	7.22%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.82%, 2.46%, 1.48% and 1.86% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any

16	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2023	17

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2023 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended October 31, 2023)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

18	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2023 to October 31, 2023.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Expense Ratio(a)	Expense Paid During Period 05/01/23 - 10/31/23(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$933.20	1.09%	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	1.09%	$5.55
Class C
Actual	$1,000.00	$930.10	1.74%	$8.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$934.60	0.79%	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.79%	$4.02
Investor Class
Actual	$1,000.00	$933.00	1.21%	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	1.21%	$6.16

Semi-Annual Report | October 31, 2023	19

Emerald Funds	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Expense Ratio(a)	Expense Paid During Period 05/01/23 - 10/31/23(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$1,041.50	1.35%	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Class C
Actual	$1,000.00	$1,038.20	1.99%	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.99%	$10.11
Institutional Class
Actual	$1,000.00	$1,042.80	1.05%	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
Investor Class
Actual	$1,000.00	$1,041.10	1.40%	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12

Emerald Finance & Banking Innovation Fund
Class A
Actual	$1,000.00	$993.10	1.80%	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	1.80%	$9.15
Class C
Actual	$1,000.00	$990.20	2.46%	$12.34
Hypothetical (5% return before expenses)	$1,000.00	$1,012.80	2.46%	$12.48
Institutional Class
Actual	$1,000.00	$995.40	1.49%	$7.49
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	1.49%	$7.58
Investor Class
Actual	$1,000.00	$993.20	1.88%	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	1.88%	$9.55

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

20	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
October 31, 2023 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 96.90%
Consumer Discretionary: 8.81%
640,411	Arhaus, Inc.(a)	$5,520,343
133,934	BJ's Restaurants, Inc.(a)	3,444,783
139,573	Churchill Downs, Inc.	15,330,698
213,194	Chuy's Holdings, Inc.(a)	7,176,110
495,961	Everi Holdings, Inc.(a)	5,351,419
108,286	Jack in the Box, Inc.	6,841,509
100,782	National Vision Holdings, Inc.(a)	1,566,152
51,840	Ollie's Bargain Outlet Holdings, Inc.(a)	4,004,122
709,735	PlayAGS, Inc.(a)	5,067,508
422,925	Portillo's, Inc.(a)	6,322,729
60,783	SeaWorld Entertainment, Inc.(a)	2,618,532
103,512	Sun Country Airlines Holdings, Inc.(a)	1,347,726
45,695	Visteon Corp.(a)	5,260,865
		69,852,496

Consumer Staples: 5.55%
46,701	Celsius Holdings, Inc.(a)	7,102,755
237,734	Freshpet, Inc.(a)	13,645,932
468,874	Simply Good Foods Co.(a)	17,484,311
386,967	Utz Brands, Inc.	4,717,128
549,239	Zevia PBC, Class A(a)	1,065,524
		44,015,650

Consumer, Cyclical: 1.42%
49,074	Light & Wonder, Inc.(a)	3,587,800
154,376	OneSpaWorld Holdings, Ltd.(a)	1,617,860
403,214	Savers Value Village, Inc.(a)	6,036,114
		11,241,774

Consumer, Non-cyclical: 3.93%
242,995	Bridgebio Pharma, Inc.(a)	6,327,590
427,580	Cymabay Therapeutics, Inc.(a)	7,003,760
84,735	Flywire Corp.(a)	2,278,524
228,830	Quanterix Corp.(a)	4,970,188
215,189	RadNet, Inc.(a)	5,801,495
107,983	Soleno Therapeutics, Inc.(a)	2,575,395
336,709	Travere Therapeutics, Inc.(a)	2,181,874
		31,138,826

Energy: 5.59%
28,333	Ameresco, Inc., Class A(a)	740,908
219,155	Cactus, Inc.	10,287,136
218,255	ChampionX Corp.	6,722,254
56,432	Matador Resources Co.	3,481,290
202,297	Northern Oil and Gas, Inc.	7,756,067
926,312	TETRA Technologies, Inc.(a)	4,390,719
79,865	Valaris, Ltd.(a)	5,274,284
61,219	Weatherford International PLC(a)	5,698,877
		44,351,535

Financial Services: 7.93%
99,094	Axos Financial, Inc.(a)	3,570,357
Shares		Value (Note 2)
Financial Services (continued)
387,715	BRP Group, Inc., Class A(a)	$8,114,875
55,000	First Foundation, Inc.	249,700
72,313	Houlihan Lokey, Inc.	7,268,903
162,281	Mid Penn Bancorp, Inc.	3,093,076
203,402	Moelis & Co., Class A	8,469,659
138,548	Pacific Premier Bancorp, Inc.	2,632,412
328,146	PacWest Bancorp	2,323,274
200,469	Palomar Holdings, Inc.(a)	10,039,487
29,900	Popular, Inc.	1,944,696
379,465	Skyward Specialty Insurance Group, Inc.(a)	10,681,940
329,741	Trinity Capital, Inc.	4,527,344
		62,915,723

Health Care: 23.26%
685,811	ACADIA Pharmaceuticals, Inc.(a)	15,478,754
326,937	Amylyx Pharmaceuticals, Inc.(a)	5,332,342
77,648	ANI Pharmaceuticals, Inc.(a)	4,793,988
220,514	AtriCure, Inc.(a)	7,638,605
257,877	Blueprint Medicines Corp.(a)	15,178,640
294,978	Collegium Pharmaceutical, Inc.(a)	6,418,721
226,534	CVRx, Inc.(a)	3,031,025
997,027	DocGo, Inc.(a)	5,922,340
51,264	Haemonetics Corp.(a)	4,369,231
3,244	ICU Medical, Inc.(a)	318,107
779,483	ImmunoGen, Inc.(a)	11,583,117
388,998	Insmed, Inc.(a)	9,748,290
11,678	Integer Holdings Corp.(a)	947,903
163,991	Intra-Cellular Therapies, Inc.(a)	8,160,192
4,839	Karuna Therapeutics, Inc.(a)	806,226
118,628	Lantheus Holdings, Inc.(a)	7,663,369
260,231	LivaNova PLC(a)	12,764,331
1,244,311	MannKind Corp.(a)	5,338,094
163,062	Merit Medical Systems, Inc.(a)	11,208,882
817,438	NeoGenomics, Inc.(a)	11,460,481
13,378	Orthofix Medical, Inc.(a)	147,693
394,926	Privia Health Group, Inc.(a)	8,301,345
466,609	Replimune Group, Inc.(a)	6,798,493
203,133	TransMedics Group, Inc.(a)	7,613,425
618,090	Treace Medical Concepts, Inc.(a)	6,199,443
203,776	Ultragenyx Pharmaceutical, Inc.(a)	7,213,670
		184,436,707

Industrials: 20.58%
188,509	AAR Corp.(a)	11,189,894
99,550	AeroVironment, Inc.(a)	11,414,403
483,075	Applied Digital Corp.(a)	2,357,406
266,007	ATI, Inc.(a)	10,047,084
340,306	Babcock & Wilcox Enterprises, Inc.(a)	895,005
305,290	Carpenter Technology Corp.	19,147,789
106,526	Chart Industries, Inc.(a)	12,381,517
84,063	Exponent, Inc.	6,160,977
10,312	Fabrinet(a)	1,598,360

Semi-Annual Report | October 31, 2023	21

Emerald Growth Fund	Schedule of Investments
October 31, 2023 (Unaudited)

Shares		Value (Note 2)
Industrials (continued)
560,093	First Advantage Corp.	$7,286,810
16,534	Forward Air Corp.	1,064,955
378,372	FTAI Aviation Ltd	14,230,571
55,672	Herc Holdings, Inc.	5,945,213
781,929	Kratos Defense & Security Solutions, Inc.(a)	13,331,889
334,579	Montrose Environmental Group, Inc.(a)	7,735,466
57,431	NEXTracker, Inc.(a)	1,996,302
128,773	NV5 Global, Inc.(a)	12,149,733
130,509	RXO, Inc.(a)	2,285,213
213,559	Shift4 Payments, Inc.(a)	9,507,647
121,634	TriNet Group, Inc.(a)	12,497,893
		163,224,127

Producer Durables: 0.83%
96,627	Tidewater, Inc.(a)	6,604,455

Real Estate: 1.31%
66,884	Ryman Hospitality Properties, Inc.	5,725,270
88,357	Terreno Realty Corp.	4,707,661
		10,432,931

Technology: 17.69%
89,992	Agilysys, Inc.(a)	7,720,414
10,284	Clear Secure, Inc.	172,977
115,969	Cogent Communications Holdings, Inc.	7,535,666
90,297	Coherent, Inc.(a)	2,672,791
518,063	Credo Technology Group Holding, Ltd.(a)	7,366,856
245,090	FormFactor, Inc.(a)	8,303,649
197,735	Harmonic, Inc.(a)	2,133,561
51,802	Impinj, Inc.(a)	3,346,927
1,166,375	indie Semiconductor, Inc.(a)	5,703,574
34,015	IPG Photonics Corp.(a)	2,921,889
17,220	Kulicke & Soffa Industries, Inc.	716,524
121,293	MACOM Technology Solutions Holdings, Inc.(a)	8,556,008
93,831	Model N, Inc.(a)	2,261,327
44	Napco Security Technologies, Inc.	808
64,648	Onto Innovation, Inc.(a)	7,264,496
239,492	PDF Solutions, Inc.(a)	6,353,723
57,234	Perficient, Inc.(a)	3,330,446
157,661	Rambus, Inc.(a)	8,565,722
150,274	Rapid7, Inc.(a)	6,986,238
426,342	SkyWater Technology, Inc.(a)	2,101,866
61,744	Super Micro Computer, Inc.(a)	14,785,836
333,301	Tenable Holdings, Inc.(a)	14,035,305
414,017	Varonis Systems, Inc.(a)	13,927,532
Shares		Value (Note 2)
Technology (continued)
473,832	Zuora, Inc., Class A(a)	$3,511,095
		140,275,230

	Total Common Stocks
	(Cost $670,228,352)	768,489,454

SHORT-TERM INVESTMENT: 3.94%
31,254,552	First American Government Obligations Fund 4.739% (12/31/49)	31,254,552

	Total Short-Term Investment
	(Cost $31,254,552)	31,254,552

Total Investments: 100.84%
(Cost $701,482,904)		799,744,006

Liabilities In Excess Of Other Assets: (0.84)%		(6,661,703)
Net Assets: 100.00%		$793,082,303

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments
October 31, 2023 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 97.68%
Communications: 2.11%
108	Netflix, Inc.(a)	$44,463
2,771	Pinterest, Inc., Class A(a)	82,797
4,095	Uber Technologies, Inc.(a)	177,232
		304,492

Consumer Discretionary: 16.64%
5,903	Amazon.com, Inc.(a)	785,630
58	AutoZone, Inc.(a)	143,674
39	Chipotle Mexican Grill, Inc.(a)	75,746
1,221	Churchill Downs, Inc.	134,115
276	Costco Wholesale Corp.	152,473
225	Home Depot, Inc.	64,055
692	Hyatt Hotels Corp., Class A	70,888
263	Lululemon Athletica, Inc.(a)	103,485
14,812	PlayAGS, Inc.(a)	105,758
7,486	Sun Country Airlines Holdings, Inc.(a)	97,468
1,072	Take-Two Interactive Software, Inc.(a)	143,380
1,213	Tesla, Inc.(a)	243,619
3,264	TJX Cos., Inc.	287,460
		2,407,751

Consumer Staples: 1.52%
614	Constellation Brands, Inc., Class A	143,768
1,336	Freshpet, Inc.(a)	76,686
		220,454

Consumer, Cyclical: 0.60%
5,842	Savers Value Village, Inc.(a)	87,455

Energy: 7.86%
4,710	Ameresco, Inc., Class A(a)	123,167
2,947	Cactus, Inc.	138,332
1,213	Cheniere Energy, Inc.	201,867
605	Enphase Energy, Inc.(a)	48,146
1,844	EQT Corp.	78,149
4,806	Excelerate Energy, Inc.	68,341
9,881	Helix Energy Solutions Group, Inc.(a)	96,834
3,018	Northern Oil and Gas, Inc.	115,710
56,256	TETRA Technologies, Inc.(a)	266,653
		1,137,199

Financial Services: 2.32%
2,648	Charles Schwab Corp.	137,802
1,929	Palomar Holdings, Inc.(a)	96,604
2,455	Western Alliance Bancorp	100,901
		335,307

Health Care: 11.54%
1,848	Abbott Laboratories	174,728
12,083	ACADIA Pharmaceuticals, Inc.(a)	272,713
948	BioMarin Pharmaceutical, Inc.(a)	77,215
17,453	DocGo, Inc.(a)	103,671
Shares		Value (Note 2)
Health Care (continued)
188	Eli Lilly & Co.	$104,139
4,588	Insmed, Inc.(a)	114,975
1,461	Integer Holdings Corp.(a)	118,589
1,072	Lantheus Holdings, Inc.(a)	69,251
2,518	LivaNova PLC(a)	123,508
1,442	Merit Medical Systems, Inc.(a)	99,123
140	Regeneron Pharmaceuticals, Inc.(a)	109,185
1,919	TransMedics Group, Inc.(a)	71,924
430	UnitedHealth Group, Inc.	230,291
		1,669,312

Industrials: 10.79%
8,167	Applied Digital Corp.(a)	39,855
14,618	Babcock & Wilcox Enterprises, Inc.(a)	38,445
1,275	Chart Industries, Inc.(a)	148,193
5,285	GXO Logistics, Inc.(a)	266,945
10,849	Kratos Defense & Security Solutions, Inc.(a)	184,976
1,007	MasTec, Inc.(a)	59,856
9,636	MP Materials Corp.(a)	158,031
1,841	Shift4 Payments, Inc.(a)	81,961
1,199	Visa, Inc., Class A	281,885
4,759	WillScot Mobile Mini Holdings Corp.(a)	187,552
1,485	XPO, Inc.(a)	112,578
		1,560,277

Technology: 44.30%
280	Adobe, Inc.(a)	148,977
6,014	Alphabet, Inc., Class A(a)	746,217
7,042	Apple, Inc.	1,202,562
857	Cadence Design Systems, Inc.(a)	205,552
1,113	Crowdstrike Holdings, Inc., Class A(a)	196,745
2,698	Darling Ingredients, Inc.(a)	119,494
5,768	Ebix, Inc.	35,127
13,863	indie Semiconductor, Inc.(a)	67,790
2,823	Match Group, Inc.(a)	97,676
1,584	Meta Platforms, Inc., Class A(a)	477,212
4,576	Microsoft Corp.	1,547,190
352	Mongodb Inc(a)	121,296
1,957	NVIDIA Corp.	798,065
803	Palo Alto Networks, Inc.(a)	195,145
6,456	Pure Storage, Inc., Class A(a)	218,277
17,788	SkyWater Technology, Inc.(a)	87,695
3,417	Tenable Holdings, Inc.(a)	143,890
		6,408,910
	Total Common Stocks
	(Cost $10,358,027)	14,131,157

Semi-Annual Report | October 31, 2023	23

Emerald Insights Fund	Schedule of Investments
October 31, 2023 (Unaudited)

Shares		Value (Note 2)
Technology (continued)
SHORT-TERM INVESTMENT: 2.72%
393,345	First American Government Obligations Fund 4.739% (12/31/49)	$393,345

	Total Short-Term Investment
	(Cost $393,345)	393,345

Total Investments: 100.40%
(Cost $10,751,371)		14,524,502

Liabilities In Excess Of Other Assets: (0.40)%		(57,270)
Net Assets: 100.00%		$14,467,232

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Schedule of Investments
October 31, 2023 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.48%
Communications: 1.24%
Telecommunications: 1.24%
43,855	DigitalBridge Group, Inc.	$695,102

Computer Services: 0.55%
Software: 0.55%
74,737	Cleanspark, Inc.(a)	306,421

Financial Services: 97.62%
Banks: 63.00%
5,295	Atlantic Union Bankshares Corp.	152,549
23,707	Axos Financial, Inc.(a)	854,163
95,795	Banc of California, Inc.	1,073,862
33,233	Bancorp, Inc.(a)	1,184,756
17,690	Bank OZK	633,479
16,270	Byline Bancorp, Inc.	308,642
28,341	Citizens Financial Group, Inc.	664,030
50,680	CNB Financial Corp.	921,362
26,310	Coastal Financial Corp.(a)	977,943
115,742	Community Heritage Financial, Inc.	1,788,214
24,264	Community West Bancshares	305,969
72,301	ConnectOne Bancorp, Inc.	1,177,783
24,098	Customers Bancorp, Inc.(a)	968,981
17,640	Esquire Financial Holdings, Inc.	807,912
4,530	Fifth Third Bancorp	107,406
323,496	Finwise Bancorp(a)	2,749,717
21,418	First BanCorp	285,930
20,920	First Financial Bankshares, Inc.	503,126
245,213	First Foundation, Inc.	1,113,267
18,040	Five Star Bancorp	351,239
23,252	Flushing Financial Corp.	286,930
83,340	F.N.B. Corp.	890,905
112,091	LINKBANCORP, Inc.	700,569
14,004	Live Oak Bancshares, Inc.	404,015
5,279	M&T Bank Corp.	595,207
53	Mechanics Bank/Walnut Creek CA	1,229,600
40,807	Metropolitan Bank Holding Corp.(a)	1,322,555
22,300	MVB Financial Corp.	438,195
18,534	National Bank Holdings Corp.	577,890
57,983	New York Community Bancorp, Inc.	549,679
32,033	Northeast Bancorp	1,529,255
9,770	OFG Bancorp	289,387
26,263	Pacific Premier Bancorp, Inc.	498,997
16,572	Pathward Financial, Inc.	750,546
17,240	Pinnacle Financial Partners, Inc.	1,075,086
11,196	Popular, Inc.	728,188
68,143	Primis Financial Corp.	637,818
10,563	Prosperity Bancshares, Inc.	576,106
7,460	Seacoast Banking Corp. of Florida	150,767
1,820	South State Corp.	120,302
19,108	Third Coast Bancshares, Inc.(a)	296,365
1,163	Triumph Financial, Inc.(a)	72,397
28,927	Univest Financial Corp.	481,924
Shares		Value (Note 2)
Banks (continued)
43,600	Valley National Bancorp	$339,208
11,022	WaFd, Inc.	272,023
19,470	Webster Financial Corp.	739,276
47,437	Western Alliance Bancorp	1,949,661
11,390	Wintrust Financial Corp	850,719
		35,283,900

Banks Regional: 1.02%
6,301	Cullen/Frost Bankers, Inc.	573,328

Banks: Diversified: 22.65%
18,502	Ameris Bancorp	690,125
30,260	Cadence Bank	640,907
30,416	Columbia Banking System, Inc.	598,283
14,464	Comerica, Inc.	569,882
12,617	East West Bancorp, Inc.	676,524
938	First Citizens BancShares, Inc., Class A, Class A	1,295,134
33,746	First Internet Bancorp	552,422
19,350	First Merchants Corp.	528,448
31,500	Home BancShares, Inc.	644,175
10,275	Huntington Bancshares, Inc.	99,154
16,946	Independent Bank Group, Inc.	599,041
93,343	KeyCorp	953,965
13,110	QCR Holdings, Inc.	622,069
58,688	Shore Bancshares, Inc.	602,139
25,937	Summit Financial Group, Inc.	557,645
10,408	Synovus Financial Corp.	271,337
21,455	Texas Capital Bancshares, Inc.(a)	1,181,312
34,953	Veritex Holdings, Inc.	601,891
32,452	Zions Bancorporation	1,001,144
		12,685,597

Banks: Savings, Thrift & Mortgage: 1.15%
35,072	Dime Community Bancshares, Inc.	644,974

Commercial Banks: 2.12%
110,671	First Horizon National Corp.	1,189,713

Full Line Insurance: 0.24%
12,050	Eastern Bankshares, Inc.	132,670

Insurance: 2.39%
47,605	Skyward Specialty Insurance Group, Inc.(a)	1,340,081

Investment Services: 0.84%
23,038	Marathon Digital Holdings, Inc.(a)	202,965
27,305	Riot Platforms, Inc.(a)	267,043
		470,008

Open End And Miscellaneous Investment Vehicles: 1.46%
59,403	Trinity Capital, Inc.	815,603

Semi-Annual Report | October 31, 2023	25

Emerald Finance & Banking Innovation Fund	Schedule of Investments
October 31, 2023 (Unaudited)

Shares		Value (Note 2)
Property And Casualty Insurance: 2.75%
4,612	Kinsale Capital Group, Inc.	$1,539,993

Real Estate: 0.07%
Infrastructure REITs: 0.07%
56,307	Power REIT(a)	38,852

	Total Common Stocks
	(Cost $60,362,555)	55,716,242

WARRANTS: 0.00%
62,749	Paysafe, Ltd., Strike Price $138.00, Expiration Date 0	1,500

	Total Warrants
	(Cost $211,219)	1,500

SHORT-TERM INVESTMENT: 1.01%
565,136	First American Government Obligations Fund 4.739% (12/31/2049)	565,136

	Total Short-Term Investment
	(Cost $565,136)	565,136

Total Investments: 100.49%
(Cost $61,138,911)		56,282,878

Liabilities In Excess Of Other Assets: (0.49)%		(274,095)
Net Assets: 100.00%		$56,008,783

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities
October 31, 2023 (Unaudited)

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
ASSETS:
Investments, at value	$799,744,006	$14,524,502	$56,282,878
Receivable for investments sold	7,166,207	17,095	323,218
Receivable for shares sold	603,318	500	13,338
Interest and dividends receivable	65,590	809	18,041
Other assets	38,181	22,136	39,813
Total Assets	807,617,302	14,565,042	56,677,288
LIABILITIES:
Payable for investments purchased	12,898,758	–	310,326
Payable for shares redeemed	744,081	57,666	77,835
Investment advisory fees payable	439,521	2,330	49,522
Payable to fund accounting and administration	72,221	6,712	14,369
Payable for distribution and service fees	242,486	6,161	67,316
Payable for trustee fees and expenses	13,847	180	3,964
Payable for transfer agency fees	32,688	9,163	35,916
Payable for chief compliance officer fee	15,022	181	1,111
Payable for principal financial officer fee	3,179	86	242
Payable for professional fees	4,604	9,311	39,727
Accrued expenses and other liabilities	68,592	6,020	68,177
Total Liabilities	14,534,999	97,810	668,505
NET ASSETS	$793,082,303	$14,467,232	$56,008,783
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$669,796,751	$11,284,663	$124,494,845
Total distributable earnings	123,285,552	3,182,569	(68,486,062)
NET ASSETS	$793,082,303	$14,467,232	$56,008,783
INVESTMENTS, AT COST	$701,482,904	$10,751,371	$61,138,911
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$18.92	$14.56	$18.62
Net Assets	$75,515,265	$9,972,188	$18,891,633
Shares of beneficial interest outstanding	3,991,331	684,792	1,014,395
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$19.86	$15.29	$19.55
Class C: (a)
Net Asset Value, offering and redemption price per share	$13.62	$13.31	$15.12
Net Assets	$3,100,924	$17,637	$3,315,474
Shares of beneficial interest outstanding	227,710	1,325	219,209
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.52	$15.11	$19.53
Net Assets	$647,429,222	$3,744,430	$27,187,951
Shares of beneficial interest outstanding	31,552,090	247,789	1,392,211
Investor Class:
Net Asset Value, offering and redemption price per share	$18.74	$14.44	$17.47
Net Assets	$67,036,892	$732,977	$6,613,725
Shares of beneficial interest outstanding	3,578,078	50,771	378,625

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statement

Semi-Annual Report | October 31, 2023	27

Emerald Funds	Statements of Operations
For Six Months Ended October 31, 2023 (Unaudited)

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
INVESTMENT INCOME:
Dividends	$3,321,683	$34,678	$1,405,491
Foreign taxes withheld	(3,289)	–	(1,232)
Total Investment Income	3,318,394	34,678	1,404,259

EXPENSES:
Investment advisory fee (Note 6)	2,797,642	57,675	316,721
Administration fee	276,096	13,149	27,209
Custodian fee	35,234	4,260	3,409
Professional fees	26,244	13,075	7,183
Transfer agent fee	83,093	20,046	59,796
Delegated transfer agent equivalent services fees
Class A	1,342	34	543
Class C	121	–	56
Institutional Class	448	–	239
Investor Class	144	–	18
Trustee fees and expenses	31,403	643	2,830
Registration/filing fees	25,576	14,774	23,431
Reports to shareholder and printing fees	26,234	886	7,619
Distribution and service fees
Class A	148,229	18,239	36,275
Class C	29,191	151	20,980
Institutional Class	176,348	975	6,444
Investor Class	176,532	2,000	18,370
Chief compliance officer fee	38,767	567	2,600
Principal financial officer fee	8,254	140	559
Other	13,747	8,035	8,973
Total expenses before waiver	3,894,645	154,649	543,255
Less fees waived/reimbursed by investment advisor (Note 6)	–	(56,455)	(1,425)
Total Net Expenses	3,894,645	98,194	541,830
NET INVESTMENT INCOME/(LOSS):	(576,251)	(63,516)	862,429

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	30,302,455	1,166,936	(5,690,981)
Net change in foreign currency transactions	–	–	(62)
Net change in unrealized appreciation/(depreciation)	(83,348,665)	(460,152)	4,845,077
NET REALIZED AND UNREALIZED GAIN/(LOSS)	(53,046,210)	706,784	(845,966)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(53,622,461)	$643,268	$16,463

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS:
Net investment loss	$(576,251)	$(3,748,040)
Net realized gain	30,302,455	32,622,795
Net change in unrealized depreciation	(83,348,665)	(54,339,428)
Net decrease in net assets resulting from operations	(53,622,461)	(25,464,673)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(3,081,755)	(8,293,933)
Class C	(324,463)	(989,129)
Institutional Class	(25,007,845)	(51,089,283)
Investor Class	(2,745,932)	(5,970,084)
Net decrease in net assets from distributions	(31,159,995)	(66,342,429)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	5,469,397	9,795,173
Issued to shareholders in reinvestment of distributions	2,854,857	7,737,114
Cost of shares redeemed	(6,363,523)	(41,614,699)
Net increase/(decrease) from share transactions	1,960,731	(24,082,412)
Class C
Proceeds from sale of shares	52,308	353,979
Issued to shareholders in reinvestment of distributions	311,881	929,042
Cost of shares redeemed	(4,145,180)	(4,316,317)
Net decrease from share transactions	(3,780,991)	(3,033,296)
Institutional Class
Proceeds from sale of shares	61,510,294	219,002,818
Issued to shareholders in reinvestment of distributions	20,997,210	44,782,452
Cost of shares redeemed	(94,572,236)	(197,494,406)
Net increase/(decrease) from share transactions	(12,064,732)	66,290,864
Investor Class
Proceeds from sale of shares	8,354,024	23,244,966
Issued to shareholders in reinvestment of distributions	571,809	1,401,007
Cost of shares redeemed	(8,332,364)	(20,859,900)
Net increase from share transactions	593,469	3,786,073
Net decrease in net assets	$(98,073,979)	$(48,845,873)
NET ASSETS:
Beginning of year	891,156,282	940,002,155
End of year	$793,082,303	$891,156,282

Semi-Annual Report | October 31, 2023	29

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	256,253	458,697
Distributions reinvested	127,563	346,800
Redeemed	(297,730)	(1,983,708)
Net increase/(decrease) in shares outstanding	86,086	(1,178,211)
Class C
Sold	3,386	22,494
Distributions reinvested	19,323	56,683
Redeemed	(267,112)	(271,404)
Net decrease in shares outstanding	(244,403)	(192,227)
Institutional Class
Sold	2,665,920	9,514,052
Distributions reinvested	865,864	1,862,831
Redeemed	(4,084,176)	(8,714,134)
Net increase/(decrease) in shares outstanding	(552,392)	2,662,749
Investor Class
Sold	397,448	1,090,950
Distributions reinvested	25,792	63,337
Redeemed	(389,694)	(986,276)
Net increase in shares outstanding	33,546	168,011

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS:
Net investment loss	$(63,516)	$(133,308)
Net realized gain/(loss)	1,166,936	(842,569)
Net change in unrealized depreciation	(460,152)	(290,999)
Net increase/(decrease) in net assets resulting from operations	643,268	(1,266,876)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	–	(685,859)
Class C	–	(4,516)
Institutional Class	–	(184,623)
Investor Class	–	(35,572)
Net decrease in net assets from distributions	–	(910,570)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	684,417	1,875,927
Issued to shareholders in reinvestment of distributions	–	684,529
Cost of shares redeemed	(1,115,315)	(6,394,550)
Net decrease from share transactions	(430,898)	(3,834,094)
Class C
Proceeds from sale of shares	2,500	–
Issued to shareholders in reinvestment of distributions	–	4,152
Cost of shares redeemed	(27,022)	(133,656)
Net decrease from share transactions	(24,522)	(129,504)
Institutional Class
Proceeds from sale of shares	194,541	457,709
Issued to shareholders in reinvestment of distributions	–	184,623
Cost of shares redeemed	(249,924)	(956,803)
Net decrease from share transactions	(55,383)	(314,471)
Investor Class
Proceeds from sale of shares	245,817	362,065
Issued to shareholders in reinvestment of distributions	–	29,579
Cost of shares redeemed	(379,922)	(198,230)
Net increase/(decrease) from share transactions	(134,105)	193,414
Net decrease in net assets	$(1,640)	$(6,262,101)
NET ASSETS:
Beginning of year	14,468,872	20,730,973
End of year	$14,467,232	$14,468,872

Semi-Annual Report | October 31, 2023	31

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	44,928	139,478
Distributions reinvested	–	46,982
Redeemed	(71,756)	(498,073)
Net decrease in shares outstanding	(26,828)	(311,613)
Class C
Sold	175	–
Distributions reinvested	–	309
Redeemed	(1,792)	(10,625)
Net decrease in shares outstanding	(1,617)	(10,316)
Institutional Class
Sold	11,820	32,828
Distributions reinvested	–	12,259
Redeemed	(16,479)	(70,080)
Net decrease in shares outstanding	(4,659)	(24,993)
Investor Class
Sold	15,728	26,027
Distributions reinvested	–	2,047
Redeemed	(24,363)	(14,434)
Net increase/(decrease) in shares outstanding	(8,635)	13,640

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$862,429	$243,865
Net realized loss	(5,690,981)	(34,886,718)
Net realized loss on foreign currency transactions	–	(21,891)
Net change in unrealized appreciation/(depreciation)	4,845,077	(23,621,839)
Net change in foreign currency transactions	(62)	2,248
Net increase/(decrease) in net assets resulting from operations	16,463	(58,284,335)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	1,225,781	2,834,208
Cost of shares redeemed	(2,172,538)	(9,461,963)
Net decrease from share transactions	(946,757)	(6,627,755)
Class C
Proceeds from sale of shares	40,392	237,474
Cost of shares redeemed	(1,323,557)	(3,703,976)
Net decrease from share transactions	(1,283,165)	(3,466,502)
Institutional Class
Proceeds from sale of shares	1,623,189	17,557,423
Cost of shares redeemed	(4,527,386)	(43,969,428)
Net decrease from share transactions	(2,904,197)	(26,412,005)
Investor Class
Proceeds from sale of shares	290,431	1,064,123
Cost of shares redeemed	(1,827,085)	(4,734,921)
Net decrease from share transactions	(1,536,654)	(3,670,798)
Net decrease in net assets	$(6,654,310)	$(98,461,395)
NET ASSETS:
Beginning of year	62,663,093	161,124,488
End of year	$56,008,783	$62,663,093
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	59,747	121,543
Redeemed	(109,592)	(415,487)
Net decrease in shares outstanding	(49,845)	(293,944)
Class C
Sold	2,558	12,833
Redeemed	(79,390)	(197,085)
Net decrease in shares outstanding	(76,832)	(184,252)
Institutional Class
Sold	77,266	698,082
Redeemed	(216,990)	(1,748,556)
Net decrease in shares outstanding	(139,724)	(1,050,474)
Investor Class
Sold	14,418	50,419
Redeemed	(97,962)	(217,049)
Net decrease in shares outstanding	(83,544)	(166,630)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	33

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	CLASS A
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$21.00		$23.23	$36.29	$23.06	$26.00	$25.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)		(0.12)	(0.12)	(0.22)	(0.16)	(0.13)
Net realized and unrealized gain/(loss) on investments	(1.24)		(0.33)	(7.38)	16.30	(2.40)	2.61
Total from Investment Operations	(1.28)		(0.45)	(7.50)	16.08	(2.56)	2.48

LESS DISTRIBUTIONS:
From capital gains	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Tax return of capital	–		–	–	–	–	–
Total Distributions	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.08)		(2.23)	(13.06)	13.23	(2.94)	0.01
NET ASSET VALUE, END OF PERIOD	$18.92		$21.00	$23.23	$36.29	$23.06	$26.00

TOTAL RETURN(b)	(6.68	)%(c)	(2.39)%	(23.19)%	70.77%	(10.00)%	11.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$75,515		$82,009	$118,082	$168,322	$134,755	$188,883
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.36	)%(d)	(0.55)%	(0.39)%	(0.72)%	(0.64)%	(0.50)%
Operating expenses excluding reimbursement/waiver	1.09	%(d)	1.13%	1.03%	1.01%	1.02%	1.01%
Operating expenses including reimbursement/waiver	1.09	%(d)	1.13%	1.03%	1.01%	1.02%	1.01%
PORTFOLIO TURNOVER RATE	28	%(c)	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	CLASS C
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$15.37		$17.56	$29.09	$18.97	$21.59	$22.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.08)		(0.19)	(0.26)	(0.35)	(0.27)	(0.26)
Net realized and unrealized gain/(loss) on investments	(0.87)		(0.22)	(5.71)	13.32	(1.97)	2.14
Total from Investment Operations	(0.95)		(0.41)	(5.97)	12.97	(2.24)	1.88

LESS DISTRIBUTIONS:
From capital gains	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Tax return of capital	–		–	–	–	–	–
Total Distributions	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.75)		(2.19)	(11.53)	10.12	(2.62)	(0.59)
NET ASSET VALUE, END OF PERIOD	$13.62		$15.37	$17.56	$29.09	$18.97	$21.59

TOTAL RETURN(b)	(6.99	)%(c)	(3.00)%	(23.71)%	69.60%	(10.57)%	11.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,101		$7,255	$11,668	$22,447	$17,434	$29,975
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.00	)%(d)	(1.19)%	(1.02)%	(1.37)%	(1.29)%	(1.15)%
Operating expenses excluding reimbursement/waiver	1.74	%(d)	1.78%	1.68%	1.66%	1.68%	1.66%
Operating expenses including reimbursement/waiver	1.74	%(d)	1.78%	1.68%	1.66%	1.68%	1.66%
PORTFOLIO TURNOVER RATE	28	%(c)	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	35

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.68		$24.88	$38.32	$24.18	$27.16	$26.94
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.01)		(0.06)	(0.02)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.35)		(0.36)	(7.86)	17.12	(2.52)	2.74
Total from Investment Operations	(1.36)		(0.42)	(7.88)	16.99	(2.60)	2.69

LESS DISTRIBUTIONS:
From capital gains	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Tax return of capital	–		–	–	–	–	–
Total Distributions	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.16)		(2.20)	(13.44)	14.14	(2.98)	0.22
NET ASSET VALUE, END OF PERIOD	$20.52		$22.68	$24.88	$38.32	$24.18	$27.16

TOTAL RETURN	(6.54	)%(b)	(2.10)%	(22.94)%	71.27%	(9.72)%	12.17%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$647,429		$728,115	$732,429	$1,375,765	$863,360	$1,050,538
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.06	)%(c)	(0.24)%	0.06%	(0.41)%	(0.32)%	(0.18)%
Operating expenses excluding reimbursement/waiver	0.79	%(c)	0.82%	0.72%	0.70%	0.70%	0.69%
Operating expenses including reimbursement/waiver	0.79	%(c)	0.82%	0.72%	0.70%	0.70%	0.69%
PORTFOLIO TURNOVER RATE	28	%(b)	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$20.81		$23.05	$36.07	$22.94	$25.88	$25.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)		(0.12)	(0.14)	(0.23)	(0.17)	(0.14)
Net realized and unrealized gain/(loss) on investments	(1.22)		(0.34)	(7.32)	16.21	(2.39)	2.61
Total from Investment Operations	(1.27)		(0.46)	(7.46)	15.98	(2.56)	2.47

LESS DISTRIBUTIONS:
From capital gains	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Tax return of capital	–		–	–	–	–	–
Total Distributions	(0.80)		(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.07)		(2.24)	(13.02)	13.13	(2.94)	0.00
NET ASSET VALUE, END OF PERIOD	$18.74		$20.81	$23.05	$36.07	$22.94	$25.88

TOTAL RETURN	(6.70	)%(b)	(2.44)%	(23.22)%	70.71%	(10.05)%	11.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$67,037		$73,777	$77,823	$103,326	$80,740	$104,403
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.48	)%(c)	(0.59)%	(0.44)%	(0.75)%	(0.68)%	(0.53)%
Operating expenses excluding reimbursement/waiver	1.21	%(c)	1.17%	1.07%	1.05%	1.06%	1.04%
Operating expenses including reimbursement/waiver	1.21	%(c)	1.17%	1.07%	1.05%	1.06%	1.04%
PORTFOLIO TURNOVER RATE	28	%(b)	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	37

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	CLASS A
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$13.98		$15.16	$20.18	$12.13	$11.51	$13.09
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.11)	(0.18)	(0.14)	(0.10)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.65		(0.42)	(1.98)	9.80	0.72	1.04
Total from Investment Operations	0.58		(0.53)	(2.16)	9.66	0.62	0.95

LESS DISTRIBUTIONS:
From capital gains	–		(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	–		(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.58		(1.18)	(5.02)	8.05	0.62	(1.58)
NET ASSET VALUE, END OF PERIOD	$14.56		$13.98	$15.16	$20.18	$12.13	$11.51

TOTAL RETURN(c)	4.15	%(d)	(3.68%)	(12.78%)	82.17%	5.43%	11.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$9,972		$9,950	$15,516	$17,618	$10,174	$9,397
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.90	%)(e)	(0.80%)	(0.92%)	(0.86%)	(0.83%)	(0.71%)
Operating expenses excluding reimbursement/waiver	2.08	%(e)	1.94%	1.73%	1.92%	2.25%	2.18%
Operating expenses including reimbursement/waiver	1.35	%(e)	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	32	%(d)	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	CLASS C
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$12.82		$14.05	$19.02	$11.57	$11.04	$12.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)		(0.18)	(0.28)	(0.24)	(0.16)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.60		(0.40)	(1.83)	9.30	0.69	0.98
Total from Investment Operations	0.49		(0.58)	(2.11)	9.06	0.53	0.82

LESS DISTRIBUTIONS:
From capital gains	–		(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	–		(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.49		(1.23)	(4.97)	7.45	0.53	(1.71)
NET ASSET VALUE, END OF PERIOD	$13.31		$12.82	$14.05	$19.02	$11.57	$11.04

TOTAL RETURN(c)	3.82	%(d)	(4.33%)	(13.32%)	80.92%	4.84%	10.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$18		$38	$186	$246	$138	$141
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.55	%)(e)	(1.42%)	(1.58%)	(1.51%)	(1.48%)	(1.36%)
Operating expenses excluding reimbursement/waiver	2.77	%(e)	2.55%	2.38%	2.57%	2.90%	2.84%
Operating expenses including reimbursement/waiver	2.00	%(e)	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	32	%(d)	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	39

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$14.49		$15.64	$20.67	$12.37	$11.69	$13.22
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)		(0.07)	(0.12)	(0.10)	(0.06)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.67		(0.43)	(2.05)	10.01	0.74	1.05
Total from Investment Operations	0.62		(0.50)	(2.17)	9.91	0.68	1.00

LESS DISTRIBUTIONS:
From capital gains	–		(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	–		(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.62		(1.15)	(5.03)	8.30	0.68	(1.53)
NET ASSET VALUE, END OF PERIOD	$15.11		$14.49	$15.64	$20.67	$12.37	$11.69

TOTAL RETURN	4.28	%(c)	(3.40%)	(12.51%)	82.62%	5.85%	11.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,744		$3,657	$4,340	$3,658	$1,462	$1,383
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.60	%)(d)	(0.51%)	(0.62%)	(0.57%)	(0.53%)	(0.41%)
Operating expenses excluding reimbursement/waiver	1.77	%(d)	1.65%	1.42%	1.60%	1.93%	1.87%
Operating expenses including reimbursement/waiver	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	32	%(c)	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$13.87		$15.05	$20.06	$12.07	$11.45	$13.05
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.12)	(0.18)	(0.15)	(0.09)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.64		(0.41)	(1.97)	9.75	0.71	1.03
Total from Investment Operations	0.57		(0.53)	(2.15)	9.60	0.62	0.93

LESS DISTRIBUTIONS:
From capital gains	–		(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	–		(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.57		(1.18)	(5.01)	7.99	0.62	(1.60)
NET ASSET VALUE, END OF PERIOD	$14.44		$13.87	$15.05	$20.06	$12.07	$11.45

TOTAL RETURN	4.11	%(c)	(3.75%)	(12.80%)	82.08%	5.45%	11.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$733		$824	$689	$638	$274	$174
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.95	%)(d)	(0.87%)	(0.97%)	(0.91%)	(0.82%)	(0.77%)
Operating expenses excluding reimbursement/waiver	2.14	%(d)	1.97%	1.71%	1.86%	2.17%	2.08%
Operating expenses including reimbursement/waiver	1.40	%(d)	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	32	%(c)	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	41

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	CLASS A
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$18.75		$31.99	$51.56	$22.89	$32.71	$46.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.26		0.13	0.84	0.06	(0.03)	(0.24)
Net realized and unrealized gain/(loss) on investments	(0.39)		(13.37)	(14.81)	28.61	(9.79)	(5.35)
Total from Investment Operations	(0.13)		(13.24)	(13.97)	28.67	(9.82)	(5.59)

LESS DISTRIBUTIONS:
From investment income	–		–	(3.37)	–	–	–
From capital gains	–		–	(1.37)	–	–	(7.71)
Tax return of capital	–		–	(0.86)	–	–	–
Total Distributions	–		–	(5.60)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.13)		(13.24)	(19.57)	28.67	(9.82)	(13.30)
NET ASSET VALUE, END OF PERIOD	$18.62		$18.75	$31.99	$51.56	$22.89	$32.71

TOTAL RETURN(b)	(0.69	)%(c)	(41.40)%	(30.58)%	125.21%	(30.02)%	(10.65)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$18,892		$19,949	$43,448	$68,778	$37,933	$87,267
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	2.58	%(d)	0.52%	1.70%	0.18%	(0.10)%	(0.58)%
Operating expenses excluding reimbursement/waiver	1.80	%(d)	1.82%	1.78%	1.53%	1.48%	1.42%
Operating expenses including reimbursement/waiver	1.80	%(d)	1.82%	1.48%	1.53%	1.48%	1.42%
PORTFOLIO TURNOVER RATE	46	%(c)	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	CLASS C
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$15.27		$26.23	$43.35	$19.38	$27.87	$40.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.17		(0.05)	0.40	(0.11)	(0.20)	(0.44)
Net realized and unrealized gain/(loss) on investments	(0.32)		(10.91)	(12.11)	24.08	(8.29)	(4.81)
Total from Investment Operations	(0.15)		(10.96)	(11.71)	23.97	(8.49)	(5.25)

LESS DISTRIBUTIONS:
From investment income	–		–	(3.27)	–	–	–
From capital gains	–		–	(1.37)	–	–	(7.71)
Tax return of capital	–		–	(0.77)	–	–	–
Total Distributions	–		–	(5.41)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.15)		(10.96)	(17.12)	23.97	(8.49)	(12.96)
NET ASSET VALUE, END OF PERIOD	$15.12		$15.27	$26.23	$43.35	$19.38	$27.87

TOTAL RETURN(b)	(0.98	)%(c)	(41.77)%	(31.05)%	123.68%	(30.46)%	(11.21)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,315		$4,521	$12,600	$22,447	$16,804	$50,079
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	2.10	%(d)	(0.27)%	0.98%	(0.40)%	(0.73)%	(1.23)%
Operating expenses excluding reimbursement/waiver	2.46	%(d)	2.46%	2.43%	2.18%	2.13%	2.07%
Operating expenses including reimbursement/waiver	2.46	%(d)	2.46%	2.13%	2.18%	2.13%	2.07%
PORTFOLIO TURNOVER RATE	46	%(c)	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	43

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$19.62		$33.38	$53.48	$23.67	$33.70	$46.95
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.31		0.17	1.00	0.14	0.09	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.40)		(13.93)	(15.39)	29.67	(10.12)	(5.45)
Total from Investment Operations	(0.09)		(13.76)	(14.39)	29.81	(10.03)	(5.54)

LESS DISTRIBUTIONS:
From investment income	–		–	(3.53)	–	–	–
From capital gains	–		–	(1.37)	–	–	(7.71)
Tax return of capital	–		–	(0.81)	–	–	–
Total Distributions	–		–	(5.71)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.09)		(13.76)	(20.10)	29.81	(10.03)	(13.25)
NET ASSET VALUE, END OF PERIOD	$19.53		$19.62	$33.38	$53.48	$23.67	$33.70

TOTAL RETURN	(0.46	)%(b)	(41.21)%	(30.32)%	125.94%	(29.76)%	(10.30)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$27,188		$30,063	$86,196	$134,767	$67,358	$162,910
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	2.92	%(c)	0.68%	1.95%	0.39%	0.28%	(0.23)%
Operating expenses excluding reimbursement/waiver	1.49	%(c)	1.48%	1.44%	1.18%	1.13%	1.06%
Operating expenses including reimbursement/waiver	1.48	%(c)	1.48%	1.13%	1.18%	1.13%	1.06%
PORTFOLIO TURNOVER RATE	46	%(b)	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the period or years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$17.59		$30.03	$48.76	$21.66	$30.96	$44.05
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.24		0.10	0.73	0.03	(0.04)	(0.23)
Net realized and unrealized gain/(loss) on investments	(0.36)		(12.54)	(13.85)	27.07	(9.26)	(5.15)
Total from Investment Operations	(0.12)		(12.44)	(13.12)	27.10	(9.30)	(5.38)

LESS DISTRIBUTIONS:
From investment income	–		–	(3.10)	–	–	–
From capital gains	–		–	(1.37)	–	–	(7.71)
Tax return of capital	–		–	(1.14)	–	–	–
Total Distributions	–		–	(5.61)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)		(12.44)	(18.73)	27.10	(9.30)	(13.09)
NET ASSET VALUE, END OF PERIOD	$17.47		$17.59	$30.03	$48.76	$21.66	$30.96

TOTAL RETURN	(0.68	)%(b)	(41.43)%	(30.60)%	125.07%	(30.04)%	(10.64)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$6,614		$8,129	$18,881	$31,147	$15,472	$41,410
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	2.60	%(c)	0.46%	1.53%	0.11%	(0.12)%	(0.60)%
Operating expenses excluding reimbursement/waiver	1.92	%(c)	1.86%	1.81%	1.56%	1.51%	1.43%
Operating expenses including reimbursement/waiver	1.86	%(c)	1.86%	1.51%	1.56%	1.51%	1.43%
PORTFOLIO TURNOVER RATE	46	%(b)	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	45

Emerald Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (formerly known as "Emerald Banking and Finance Fund") (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Finance & Banking Innovation Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the valuation designee under the general supervision of the Board of Trustees of the Trust (the “Board”or the “Trustees”).

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board.

Fair Value Measurements: Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’ Pricing Procedures appear to be unreliable or not indicative of fair value. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are

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Emerald Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of October 31, 2023:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$768,489,454	$–	$–	$768,489,454
Short-Term Investment	31,254,552	–	–	31,254,552
TOTAL	$799,744,006	$–	$–	$799,744,006

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$14,131,157	$–	$–	$14,131,157
Short-Term Investment	393,345	–	–	393,345
TOTAL	$14,524,502	$–	$–	$14,524,502

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Finance & Banking Innovation Fund
Common Stocks	$–	$–	$–	$–
Banks	$34,054,300	$1,229,600	$–	$35,283,900
Other	20,432,342	–	–	20,432,342
Short-Term Investment	565,136	–	–	565,136
Warrants	1,500	–	–	1,500
TOTAL	$55,053,278	$1,229,600	$–	$56,282,878

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the six months ended October 31, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the period ended October 31, 2023.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Semi-Annual Report | October 31, 2023	47

Emerald Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$170,522,198	$(72,261,096)	$–	$98,261,102	$701,482,904
Emerald Insights Fund	4,746,509	(973,378)	–	3,773,131	10,751,371
Emerald Finance & Banking Innovation Fund	5,779,780	(10,635,813)	–	(4,856,033)	61,138,911

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Emerald Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid for the year ending April 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital	Gain Return of Capital
Emerald Growth Fund	$–	$66,342,430	$–
Emerald Insights Fund	–	910,570	–
Emerald Finance & Banking Innovation Fund	–	–	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end. Accordingly, tax basis balances have not been determined as of October 31, 2023.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six month period ended October 31, 2023 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$244,399,254	$294,395,610
Emerald Insights Fund	3,837,841	4,587,317
Emerald Finance & Banking Innovation Fund	28,163,843	32,975,635

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund

Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund

Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Semi-Annual Report | October 31, 2023	49

Emerald Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

Emerald Finance & Banking Innovation Fund

Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2023 through August 31, 2024, for all Funds. The prior Expense Agreement was in effect from September 1, 2022 through August 31, 2023 for all Funds. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Funds Board, for all Funds. Fees waived/reimbursed by the Adviser for the six month period ended October 31, 2023 are disclosed in the Statements of Operations.

Emerald Growth Fund

Class A	Class C	Institutional Class	Investor Class
1.13%	1.78%	0.82%	1.17%

Emerald Insights Fund

Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Finance & Banking Innovation Fund

Class A	Class C	Institutional Class	Investor Class
1.82%	2.46%	1.48%	1.86%

For the six month period ended October 31, 2023, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$38,271	$–
Class C	116	–
Institutional Class	14,492	–
Investor Class	3,576	–
Emerald Finance & Banking Innovation Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	1,425	–

As of October 31, 2023, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2024	Expires 2025	Expires 2026	Expires 2027	Total
Emerald Insights Fund
Class A	$41,306	$61,650	$76,343	$38,271	$217,570
Class C	573	872	394	116	1,955
Institutional Class	7,598	14,261	23,577	14,492	59,928
Investor Class	1,020	2,587	4,394	3,576	11,577

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust

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Emerald Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six month period ended October 31, 2023 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six month period ended October 31, 2023 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six month period ended October 31, 2023 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the six month period ended October 31, 2023 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the six month period ended October 31, 2023, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations for the six month period ended October 31, 2023.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2023	51

Emerald Funds	Additional Information
October 31, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

52	www.emeraldmutualfunds.com

Emerald Funds	Liquidity Risk Management Program Disclosure
October 31, 2023 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 13, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Semi-Annual Report | October 31, 2023	53

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Finance & Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

54	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2023	55

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 219623
Kansas City, MO 64121
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

SEAFARER FUNDS®

SEMI-ANNUAL REPORT

October 31, 2023

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Performance Review
Seafarer Overseas Growth and Income Fund	1
Seafarer Overseas Value Fund	6
Disclosure of Fund Expenses	12
Portfolio of Investments	14
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	36
Additional Information	46
Liquidity Risk Management Program	47
Privacy Policy	48

Seafarer Overseas Growth and Income Fund	Performance Review
October 31, 2023

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

This report addresses the first half of the 2023-2024 fiscal year (May 1, 2023 to October 31, 2023) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund” or the “Fund”).

During the semi-annual period, the Fund returned -3.43%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, returned -3.52% and -4.27%, respectively.1 By way of broader comparison, the S&P 500 Index increased 1.39%.

The Fund began the fiscal year with a net asset value (NAV) of $11.77 per share. In June, the Fund paid a semi-annual distribution of $0.178 per share. That payment brought the cumulative distribution per share, as measured from the Fund’s inception, to $5.017.2 The Fund finished the semi-annual period with a value of $11.20 per share.3

* * *

During the semi-annual period, emerging market equities were weighed down by a number of factors: the prospect of further interest rate hikes in the U.S.; the reality of elevated energy prices; the corrosive effects of a correction in property markets, financial strain, and weak consumption in China; and the awful outbreak of war between Israel and Hamas. The cumulative uncertainty they beget makes it difficult to be enthusiastic about equities anywhere, let alone in the developing world.

However, what weighed most on stocks during the period was decidedly mixed reports of corporate performance. A subset of companies in the developing world continue to report strong profits; yet many more reported poor earnings. Varied factors weighed on earnings, but the most substantial seemed weak demand, especially within China.

Amid this broadly weak environment, the Growth and Income Fund’s returns paced those of the benchmark indices for the semi-annual period. Much like the market overall, the performance of the Fund’s holdings was mixed. Top detractors to Fund performance were a varied bunch: Venture, a firm that specializes in design and contract manufacturing services for clients that produce high-value machinery, equipment, and consumer devices; Samsung SDI, a South Korean battery manufacturer; UPL, an India-based agrichemical business that operates globally; Becle SAB, the maker of the eponymous tequila brand “Jose Cuervo;” and Rohm, a Japan-based semiconductor company, with sales predominantly directed to South Korea, China, and Taiwan.

Positive contributors to Fund performance during the period hail from disparate underlying sources: a Taiwan maker of network equipment (Accton); a Brazilian investment management firm (XP, Inc.); a pan-African property, casualty, and life insurance conglomerate (Sanlam); a United Arab Emirates-based supplier of district water cooling services (Tabreed – National Central Cooling Co.); and one of the largest property developers in the UAE (Emaar).

We have been confounded by the recent disconnection between corporate performance and stock price movements for many Fund holdings. We’ve seen a subset of companies produce, in our view, impressive results against the weak and uncertain economic backdrop, yet watched their share prices slip nonetheless. Still, even as market conditions are murky at period end, we remain confident in the sustained growth of your Fund’s holdings over time. Over the past year we have introduced new holdings to the Fund – holdings that we believe have strong brands, pricing power and superior distribution. These attributes should help the Fund independently derive growth rather than be dependent on broad-based macroeconomic conditions – especially vital when demand remains weak and the general outlook uncertain.

Thank you for entrusting us with your capital despite trying market conditions. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster

Portfolio Manager, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

Semi-annual Report – October 31, 2023	1

Seafarer Overseas Growth and Income Fund	Performance Review
October 31, 2023

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

1.	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned -3.55% during the semi-annual period.
2.	The Fund’s inception date is February 15, 2012.
[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $11.70 per share; it paid a semi-annual distribution of $0.176 per share in June; and it finished the semi-annual period with a value of $11.12 per share.

2	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review
October 31, 2023

Total Returns

As of October 31, 2023	6 Month	1 Year	3 Year	5 Year	7 Year	10 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	-3.55%	6.98%	1.42%	5.31%	3.32%	3.23%	4.47%	0.99%
Institutional Class (SIGIX)	-3.43%	7.23%	1.52%	5.42%	3.44%	3.35%	4.59%	0.89%
Morningstar Emerging Markets Net Return USD Index[3]	-3.52%	11.11%	-1.57%	2.96%	3.47%	2.04%	2.06%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index[4]	-4.27%	9.28%	-2.12%	3.18%	3.76%	2.47%	2.51%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar and Bloomberg indices, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]	Ratios as of Prospectus dated August 31, 2023. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2024.
[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[4]	The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2023	3

Seafarer Overseas Growth and Income Fund	Performance Review
October 31, 2023

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review
October 31, 2023

Portfolio Composition by Region	% Net Assets
East & South Asia	60.1%
Emerging Europe	5.9%
Latin America	15.3%
Middle East & Africa	10.2%
Other	5.1%
Cash & Other Assets, Less Liabilities	3.4%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communications	4.4%
Consumer Discretionary	13.1%
Consumer Staples	15.0%
Energy	2.8%
Financials	17.7%
Health Care	8.9%
Industrials	7.8%
Materials	4.9%
Real Estate	2.0%
Technology	18.2%
Utilities	1.8%
Cash & Other Assets, Less Liabilities	3.4%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.7%
Sanlam, Ltd.	3.6%
Samsung Electronics Co., Ltd.	3.4%
Accton Technology Corp.	3.3%
Richter Gedeon Nyrt	3.2%
Samsung Biologics Co., Ltd.	3.2%
Rohm Co., Ltd.	3.1%
Wal-Mart de Mexico SAB de CV	2.6%
Alibaba Group Holding, Ltd.	2.6%
Novatek Microelectronics Corp.	2.6%
Total	32.3%

Total Number of Holdings	50

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2023	5

Seafarer Overseas Value Fund	Performance Review
October 31, 2023

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

This report addresses the first half of the 2023-2024 fiscal year (May 1, 2023 to October 31, 2023) for the Seafarer Overseas Value Fund (the “Value Fund” or the “Fund”).

During the semi-annual period, the Fund returned -4.32% while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, returned -3.52% and -4.27%, respectively.1 By way of broader comparison, the S&P 500 Index increased 1.39%.

The Fund began the fiscal year with a net asset value (NAV) of $13.43 per share. The Fund paid no distributions during the first half of the fiscal year, and it finished the period with a value of $12.85 per share.2

* * *

For the semi-annual period, the Value Fund’s performance, not unlike the benchmark indices, resulted in a low single-digit negative return.

Two of the top detractors to the Fund’s performance during the period were stocks pressured by negative sentiment related to Chinese consumption and a poor economic growth outlook: Melco International, a casino owner and operator in Macau (Asset Productivity and Breakup Value sources of value; Seafarer’s seven sources of value,3 hereafter referenced using parenthesized italics, are defined in Figure 1); and Shangri-La (Asset Productivity and Breakup Value), a hotel owner and operator in Asia. For the time being, this stock price action ignores the recent positive earnings momentum reported by these companies compared to losses in the same period last year, when China’s pandemic restrictions were still in place. As of period end, the Fund holds both positions due to their underlying balance sheet value: assets whose liquidation value and long-term cash flow generation appear to be overlooked by the market.

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review
October 31, 2023

Other top detractors to Fund performance include Samsung SDI (Structural Shift and Breakup Value), a South Korean battery manufacturer, and DFI Retail (Management Change and Asset Productivity), a multi-format retailer operating in Asia.

Standing out as the top contributor to the Fund’s performance in the period was XP, Inc. (Structural Shift), a Brazilian investment management platform. In 2022 and early 2023, the Fund took advantage of XP’s lower price and added to its position; market sentiment toward the stock then shifted rapidly (in a positive way); while much can still change, thus far it appears to have been the right call. XP’s share price volatility appears far more erratic than the changes to its long-term fundamental prospects. However, I would hazard to guess that some combination of the following factors was behind the positive shift in sentiment toward XP’s shares: a valuation that was just too cheap; resilient fundamentals that beat expectations; and possible forthcoming cuts by the Brazilian central bank to its benchmark SELIC interest rate (lower rates may divert savings from fixed income products towards XP’s more profitable equities segment).4

Additional contributors to the Fund’s return coalesced around the smaller countries in the emerging market investment universe: the United Arab Emirates (UAE), Georgia, and Vietnam. In the UAE, Emaar Properties (Breakup Value and Segregated Market), a property developer and investment company, continued to report strong financial results during the period and is studying the potential for further regional expansion. In the case of Tabreed (National Central Cooling Co.) (Deleveraging and Segregated Market), a supplier of district water cooling services, the market seemingly recognized the company’s low valuation relative to a newly listed peer, thus leading to a strong share price performance.

Contributors from Georgia and Vietnam reported strong earnings momentum. These names include: Bank of Georgia (Asset Productivity and Segregated Market), one of the largest banks in the country; Georgia Capital (Breakup Value and Segregated Market), a conglomerate; and PetroVietnam Technical Services (Management Change and Asset Productivity), a Vietnamese oil services company.

In the concluding month of this semi-annual period, war erupted in the Middle East, which together with the Ukraine-Russia war, compounds uncertainty in global geopolitics and energy markets. To me, this is another reminder that military conflict and geopolitical relationships do not conform to the forecasts of macro prognosticators. Furthermore, few could have predicted that the strength in the U.S. dollar, as tracked by the U.S. Dollar Index, would be compatible with an exponentially rising cost (approaching $1 trillion for 2023) of servicing U.S. federal government debt. The takeaway from these observations is that historical economic and financial relationships are in flux. In my opinion, the pursuit of future investment returns is better served by pursuing stock-specific insight over (not always relevant) macro views. The Outlook sections of the Value Fund’s first quarter 20235 and second quarter 20236 portfolio reviews explained how the Fund navigates macro volatility by focusing on stock fundamentals.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. The U.S. Dollar Index tracks the performance of developed market currencies relative to the U.S. dollar. Index code: DXY. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

Semi-annual Report – October 31, 2023	7

Seafarer Overseas Value Fund	Performance Review
October 31, 2023

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned -4.41% during the semi-annual period. Adjustments in accordance with accounting principles generally accepted in the U.S. (U.S. GAAP) were applied during the financial statement preparation as of April 30, 2023. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. For the semi-annual period ended October 31, 2023, the total return for the Institutional share class decreased from -4.25% to -4.32%, and the total return for the Investor share class decreased from -4.33% to -4.41%.
[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $13.39 per share. As of April 30, 2023, adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the Institutional share class net asset value from $13.42 to $13.43 and increased the Investor share class net asset value from $13.38 to $13.39. The Fund’s Investor class finished the period with a value of $12.80 per share.
[3]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).
[4]	The SELIC Overnight Rate is the Brazilian Central Bank’s overnight rate; the interest rate at which a depository institution lends or borrows funds in the overnight market.
[5]	www.seafarerfunds.com/funds/ovl/portfolio-review/2023/03/Q1/#outlook
[6]	www.seafarerfunds.com/funds/ovl/portfolio-review/2023/06/Q2/#outlook

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review
October 31, 2023

Total Returns

As of October 31, 2023	6 Month	1 Year	3 Year	5 Year	7 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)[3]	-4.41%	12.19%	9.57%	6.33%	5.77%	5.80%	1.15%
Institutional Class (SIVLX) [3]	-4.32%	12.38%	9.70%	6.46%	5.87%	5.91%	1.05%
Morningstar Emerging Markets Net Return USD Index[4]	-3.52%	11.11%	-1.57%	2.96%	3.47%	5.01%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index[5]	-4.27%	9.28%	-2.12%	3.18%	3.76%	5.20%

Gross expense ratio: 1.28% for Investor Class; 1.18% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar and Bloomberg indices, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2023. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2024.
[3]	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes.
[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[5]	The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2023	9

Seafarer Overseas Value Fund	Performance Review
October 31, 2023

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review
October 31, 2023

Portfolio Composition by Region	% Net Assets
East & South Asia	54.6%
Emerging Europe	7.8%
Latin America	16.3%
Middle East & Africa	14.1%
Other	5.4%
Cash & Other Assets, Less Liabilities	1.8%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communications	3.0%
Consumer Discretionary	11.2%
Consumer Staples	21.7%
Energy	5.6%
Financials	17.5%
Health Care	2.5%
Industrials	14.6%
Materials	11.7%
Real Estate	2.8%
Technology	2.4%
Utilities	5.2%
Cash & Other Assets, Less Liabilities	1.8%
Total	100.0%

Top 10 Holdings	% Net Assets
XP, Inc.	4.4%
WH Group, Ltd.	3.5%
Mondi PLC	3.3%
Pacific Basin Shipping, Ltd.	3.1%
Salik Co. PJSC	3.1%
Innocean Worldwide, Inc.	3.1%
Qatar Gas Transport Co., Ltd.	3.0%
PetroVietnam Technical Services Corp.	3.0%
Moneta Money Bank AS	2.9%
Emaar Properties PJSC	2.8%
Total	32.2%

Total Number of Holdings	40

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2023	11

Seafarer Funds	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2023 and held until October 31, 2023.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Expense Ratio(a)	Expenses Paid During Period 05/01/23 - 10/31/23(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$ 1,000.00	$ 964.50	0.96%	$ 4.75
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.37	0.96%	$ 4.89
Institutional Class
Actual	$ 1,000.00	$ 965.70	0.86%	$ 4.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.87	0.86%	$ 4.38
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$ 1,000.00	$ 955.90	1.15%	$ 5.67
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Institutional Class
Actual	$ 1,000.00	$ 956.80	1.05%	$ 5.18
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.91	1.05%	$ 5.35

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-annual Report – October 31, 2023	13

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (93.3%)
Belgium (1.5%)
Anheuser-Busch InBev SA, ADR	USD	700,000	$39,809,000

Total Belgium			39,809,000

Brazil (7.1%)
Ambev SA, ADR	USD	17,700,000	44,781,000
Itau Unibanco Holding SA, ADR	USD	9,450,000	50,179,500
Odontoprev SA	BRL	10,800,000	22,470,769
XP, Inc., Class A	USD	3,219,000	64,380,000

Total Brazil			181,811,269

China / Hong Kong (12.8%)
Alibaba Group Holding, Ltd.(a)	HKD	6,500,000	66,918,014
China Foods, Ltd.	HKD	98,314,000	34,045,660
DFI Retail Group Holdings, Ltd.	USD	13,000,000	27,729,312
Jardine Matheson Holdings, Ltd.	USD	1,206,579	48,891,955
Pacific Basin Shipping, Ltd.	HKD	153,000,000	44,274,166
Want Want China Holdings, Ltd.	HKD	65,000,000	40,388,397
WH Group, Ltd.	HKD	73,065,000	43,636,843
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	25,220,777

Total China / Hong Kong			331,105,124

Czech Republic (1.5%)
Moneta Money Bank AS	CZK	10,113,000	39,098,623

Total Czech Republic			39,098,623

France (1.6%)
Hermes International SCA	EUR	22,300	41,607,927

Total France			41,607,927

Hungary (3.2%)
Richter Gedeon Nyrt	HUF	3,500,000	82,065,338

Total Hungary			82,065,338

India (6.8%)
Computer Age Management Services, Ltd.	INR	1,586,397	42,821,667
L&T Technology Services, Ltd.	INR	1,009,500	50,821,515
Petronet LNG, Ltd.	INR	17,000,000	40,748,343

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
India (continued)
UPL, Ltd.	INR	6,100,000	$39,607,047

Total India			173,998,572

Indonesia (2.1%)
Bank Central Asia Tbk PT	IDR	97,500,000	53,714,764

Total Indonesia			53,714,764

Japan (3.1%)
Rohm Co., Ltd.	JPY	4,975,000	79,709,304

Total Japan			79,709,304

Mexico (6.7%)
Becle SAB de CV	MXN	23,800,000	42,111,043
Bolsa Mexicana de Valores SAB de CV	MXN	10,500,000	16,347,829
Coca-Cola Femsa SAB de CV, ADR	USD	600,000	45,612,000
Wal-Mart de Mexico SAB de CV	MXN	18,842,000	67,513,073

Total Mexico			171,583,945

Peru (1.5%)
Credicorp, Ltd.	USD	318,000	39,737,280

Total Peru			39,737,280

Poland (1.3%)
CD Projekt SA	PLN	1,300,000	32,456,729

Total Poland			32,456,729

Qatar (1.6%)
Qatar Gas Transport Co., Ltd.	QAR	42,613,950	41,197,776

Total Qatar			41,197,776

Singapore (4.8%)
Singapore Exchange, Ltd.	SGD	8,385,000	58,054,913
Venture Corp., Ltd.	SGD	7,625,000	65,104,752

Total Singapore			123,159,665

Semi-annual Report – October 31, 2023	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
South Africa (3.6%)
Sanlam, Ltd.	ZAR	26,501,488	$92,952,503

Total South Africa			92,952,503

South Korea (17.0%)
Coway Co., Ltd.	KRW	1,130,000	36,160,896
Hyundai Mobis Co., Ltd.	KRW	775,000	120,020,191
Innocean Worldwide, Inc.	KRW	810,000	26,215,206
NAVER Corp.	KRW	383,750	53,649,469
Samsung Biologics Co., Ltd.(a)	KRW	155,000	81,484,561
Samsung C&T Corp.	KRW	440,000	34,788,922
Samsung Electronics Co., Ltd.	KRW	800,000	39,819,902
Samsung SDI Co., Ltd.	KRW	148,000	46,861,958

Total South Korea			439,001,105

Taiwan (5.9%)
Accton Technology Corp.	TWD	5,560,000	86,148,157
Novatek Microelectronics Corp.	TWD	4,725,000	66,542,524

Total Taiwan			152,690,681

Thailand (3.0%)
Bangkok Dusit Medical Services PCL, Class F	THB	57,000,000	42,018,372
Siam Cement PCL	THB	4,490,000	35,977,464

Total Thailand			77,995,836

United Arab Emirates (5.0%)
Emaar Properties PJSC	AED	28,276,000	51,512,760
National Central Cooling Co. PJSC	AED	48,197,777	45,927,639
Salik Co. PJSC	AED	35,000,000	30,397,495

Total United Arab Emirates			127,837,894

United Kingdom (2.0%)
Mondi PLC	GBP	3,141,306	50,812,284

Total United Kingdom			50,812,284

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
Vietnam (1.2%)
PetroVietnam Gas JSC	VND	9,900,000	$30,919,872

Total Vietnam			30,919,872

TOTAL COMMON STOCKS
(Cost $2,570,782,216)			2,403,265,491

PREFERRED STOCKS (3.3%)
South Korea (3.3%)
Samsung Electronics Co., Ltd.	KRW	2,160,000	86,237,411

Total South Korea			86,237,411

TOTAL PREFERRED STOCKS
(Cost $82,125,308)			86,237,411

TOTAL INVESTMENTS
(Cost $2,652,907,524) (96.6%)			$2,489,502,902

Cash and Other Assets, Less Liabilities (3.4%)			86,783,278
NET ASSETS (100.0%)			$2,576,286,180

Value is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

ADR American Depositary Receipt

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CZK	-	Czech Republic Koruna
EUR	-	European Union Euro
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
PLN	-	Poland Zloty

Semi-annual Report – October 31, 2023	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Industry Composition
Advertising & Marketing	1.0%
Asset Management	6.1%
Auto Components	6.3%
Banks	7.1%
Beverages	8.0%
Biotech & Pharma	6.3%
Chemicals	1.5%
Construction Materials	1.4%
Containers & Packaging	2.0%
E-Commerce Discretionary	2.6%
Electric Utilities	1.8%
Engineering & Construction	3.2%
Entertainment	1.3%
Food Products	3.3%
Health Care Providers & Services	2.5%
Home & Office Products	1.4%
Institutional Financial Services	2.9%
Interactive Media & Services	2.1%
Oil & Gas Producers	2.8%
Real Estate Management & Development	2.0%
Retail - Consumer Staples	3.7%
Retail - Discretionary	1.9%
Semiconductors & Semiconductor Equipment	5.7%
Specialty Finance	1.7%
Technology Hardware, Storage & Peripherals	12.6%
Transportation & Logistics	4.5%
Wholesale - Discretionary	0.9%
Cash and Other Assets, Less Liabilities	3.4%
Total	100.0%

See accompanying Notes to Financial Statements.

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (98.1%)
Belgium (2.1%)
Anheuser-Busch InBev SA, ADR	USD	32,000	$1,819,840

Total Belgium			1,819,840

Brazil (11.6%)
Ambev SA, ADR	USD	699,000	1,768,470
Itau Unibanco Holding SA, ADR	USD	424,000	2,251,440
Odontoprev SA	BRL	1,000,000	2,080,627
XP, Inc., Class A	USD	186,000	3,720,000

Total Brazil			9,820,537

China / Hong Kong (29.2%)
China Foods, Ltd.	HKD	6,603,000	2,286,587
China Yangtze Power Co., Ltd., Class A	CNY	661,990	2,042,176
DFI Retail Group Holdings, Ltd.	USD	1,019,000	2,173,551
First Pacific Co., Ltd.	HKD	5,490,000	2,078,323
Giordano International, Ltd.	HKD	5,200,000	1,481,870
Jardine Matheson Holdings, Ltd.	USD	54,213	2,196,772
Melco International Development, Ltd.	HKD	2,811,000	1,964,870
Pacific Basin Shipping, Ltd.	HKD	9,211,000	2,665,421
Pico Far East Holdings, Ltd.	HKD	5,538,000	971,138
Shangri-La Asia, Ltd.	HKD	3,372,000	2,151,260
Want Want China Holdings, Ltd.	HKD	2,767,000	1,719,303
WH Group, Ltd.	HKD	4,945,000	2,953,319

Total China / Hong Kong			24,684,590

Czech Republic (2.9%)
Moneta Money Bank AS	CZK	634,000	2,451,155

Total Czech Republic			2,451,155

Georgia (4.9%)
Bank of Georgia Group PLC	GBP	46,000	1,861,828
Georgia Capital PLC	GBP	203,174	2,276,860

Total Georgia			4,138,688

India (5.0%)
Petronet LNG, Ltd.	INR	920,000	2,205,204

Semi-annual Report – October 31, 2023	19

Seafarer Overseas Value Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
India (continued)
UPL, Ltd.	INR	315,000	$2,045,282

Total India			4,250,486

Mexico (2.0%)
Coca-Cola Femsa SAB de CV, ADR	USD	22,000	1,672,440

Total Mexico			1,672,440

Peru (2.7%)
Credicorp, Ltd.	USD	18,500	2,311,760

Total Peru			2,311,760

Qatar (3.0%)
Qatar Gas Transport Co., Ltd.	QAR	2,660,000	2,571,601

Total Qatar			2,571,601

Singapore (6.2%)
Genting Singapore, Ltd.	SGD	2,770,000	1,740,268
HRnetgroup, Ltd.	SGD	3,023,000	1,522,273
Wilmar International, Ltd.	SGD	759,000	1,973,237

Total Singapore			5,235,778

South Korea (7.6%)
Innocean Worldwide, Inc.	KRW	80,000	2,589,155
Samsung C&T Corp.	KRW	24,000	1,897,578
Samsung SDI Co., Ltd.	KRW	6,300	1,994,800

Total South Korea			6,481,533

Thailand (2.2%)
Siam Cement PCL	THB	234,000	1,874,995

Total Thailand			1,874,995

United Arab Emirates (11.2%)
Emaar Properties PJSC	AED	1,324,000	2,412,042
Fertiglobe PLC	AED	2,400,000	2,098,642
National Central Cooling Co. PJSC	AED	2,481,137	2,364,274

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Currency	Shares	Value
United Arab Emirates (continued)
Salik Co. PJSC	AED	3,000,000	$2,605,499

Total United Arab Emirates			9,480,457

United Kingdom (3.2%)
Mondi PLC	GBP	170,404	2,756,375

Total United Kingdom			2,756,375

Vietnam (4.3%)
Petrovietnam Fertilizer & Chemicals JSC	VND	1,010,000	1,170,062
PetroVietnam Technical Services Corp.	VND	1,873,080	2,515,992

Total Vietnam			3,686,054

TOTAL COMMON STOCKS
(Cost $83,459,934)			83,236,289

PREFERRED STOCKS (0.1%)
South Korea (0.1%)
Samsung C&T Corp.	KRW	1,800	108,849

Total South Korea			108,849

TOTAL PREFERRED STOCKS
(Cost $184,192)			108,849

TOTAL INVESTMENTS
(Cost $83,644,126) (98.2%)			$83,345,138

Cash and Other Assets, Less Liabilities (1.8%)			1,488,163
NET ASSETS (100.0%)			$84,833,301

Value is stated in local currency unless otherwise noted.

ADR American Depositary Receipt

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound

Semi-annual Report – October 31, 2023	21

Seafarer Overseas Value Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

HKD	-	Hong Kong Dollar
INR	-	India Rupee
KRW	-	South Korea Won
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Industry Composition
Advertising & Marketing	3.1%
Asset Management	7.1%
Banks	10.5%
Beverages	8.9%
Chemicals	6.3%
Commercial Support Services	2.9%
Construction Materials	2.2%
Containers & Packaging	3.2%
Electric Utilities	5.2%
Engineering & Construction	2.4%
Food & Staples Retailing	10.5%
Health Care Facilities & Services	2.5%
Hotels, Restaurants & Leisure	6.9%
Oil, Gas & Consumable Fuels	2.6%
Oil & Gas Services & Equipment	3.0%
Real Estate Management & Development	2.8%
Retail - Consumer Staples	2.6%
Retail - Discretionary	4.3%
Technology Hardware	2.4%
Transportation & Logistics	8.8%
Cash and Other Assets, Less Liabilities	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

22	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Assets and Liabilities
October 31, 2023 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$2,489,502,902	$83,345,138
Cash	91,105,909	1,211,144
Foreign currency, at value (Cost $5,002 and $65,240)	4,864	64,949
Receivable for investments sold	440,355	4,208
Receivable for shares sold	2,504,264	221,219
Interest and dividends receivable	3,628,147	126,985
Prepaid expenses and other assets	36,261	26,865
Total Assets	2,587,222,702	85,000,508
LIABILITIES:
Payable for investments purchased	6,381,228	–
Administrative fees payable	234,280	21,283
Shareholder service plan fees payable	425,531	10,526
Payable for shares redeemed	1,728,288	3,096
Investment advisory fees payable	1,615,777	50,194
Payable for chief compliance officer fees	10,684	9,589
Trustee fees and expenses payable	59,479	2,554
Payable for principal financial officer fees	2,811	2,840
Audit and tax fees payable	15,330	11,922
Accrued expenses and other liabilities	463,114	55,203
Total Liabilities	10,936,522	167,207
NET ASSETS	$2,576,286,180	$84,833,301
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$2,849,984,273	$83,474,264
Total distributable earnings	(273,698,093)	1,359,037
NET ASSETS	$2,576,286,180	$84,833,301
INVESTMENTS, AT COST	$2,652,907,524	$83,644,126
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.12	$12.80
Net Assets	$176,383,172	$594,154
Shares of beneficial interest outstanding	15,855,672	46,408
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.20	$12.85
Net Assets	$2,399,903,008	$84,239,147
Shares of beneficial interest outstanding	214,331,035	6,556,939

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2023	23

Seafarer Funds	Statements of Operations
Six Months Ended October 31, 2023 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$39,994,259	$1,934,847
Foreign taxes withheld	(2,831,824)	(46,481)
Interest and other income	2,403,768	86,984
Total investment income	39,566,203	1,975,350
EXPENSES:
Investment advisory fees (Note 7)	9,234,677	318,033
Administrative and transfer agency fees	323,631	37,247
Trustee fees and expenses	84,666	2,605
Registration/filing fees	36,210	8,003
Shareholder service plan fees
Investor Class	138,796	–
Institutional Class	587,320	21,663
Legal fees	19,277	524
Audit and tax fees	13,502	11,004
Reports to shareholders and printing fees	53,698	2,606
Custody fees	473,873	33,526
Chief compliance officer fees	13,619	12,523
Principal financial officer fees	3,744	3,737
Insurance expense	39,811	1,740
Miscellaneous	17,998	6,349
Total expenses	11,040,822	459,560
Less fees waived/reimbursed by investment adviser (Note 7)
Investor Class	–	(5)
Institutional Class	–	(929)
Total net expenses	11,040,822	458,626
NET INVESTMENT INCOME:	28,525,381	1,516,724
Net realized gain/(loss) on investments	(4,197,490)	31
Net realized loss on foreign currency transactions	(432,400)	(15,528)
Net realized loss	(4,629,890)	(15,497)
Net change in unrealized depreciation on investments	(136,256,375)	(5,565,021)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(24,243)	(718)
Net unrealized depreciation	(136,280,618)	(5,565,739)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(140,910,508)	(5,581,236)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,385,127)	$(4,064,512)

See accompanying Notes to Financial Statements.

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Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$28,525,381	$42,739,840
Net realized loss	(4,629,891)	(110,659,649)
Net change in unrealized appreciation/(depreciation)	(136,280,617)	65,176,796
Net decrease in net assets resulting from operations	(112,385,127)	(2,743,013)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(2,670,699)	(4,973,375)
Institutional Class	(32,637,533)	(49,920,102)
Net decrease in net assets from distributions	(35,308,232)	(54,893,477)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	18,049,577	31,959,949
Institutional Class	679,821,878	899,433,848
Dividends reinvested
Investor Class	2,598,905	4,872,836
Institutional Class	21,407,032	32,779,952
Shares redeemed
Investor Class	(13,516,116)	(48,821,966)
Institutional Class	(208,037,598)	(515,808,437)
Net increase in net assets derived from beneficial interest transactions	500,323,678	404,416,182
Net increase in net assets	352,630,319	346,779,692
NET ASSETS:
Beginning of period	2,223,655,861	1,876,876,169
End of period	$2,576,286,180	$2,223,655,861
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,507,228	2,784,996
Distributions reinvested	218,763	431,843
Redeemed	(1,132,206)	(4,329,431)
Net increase/(decrease) in shares outstanding	593,785	(1,112,592)
Institutional Class
Sold	56,287,326	77,436,657
Distributions reinvested	1,791,383	2,891,189
Redeemed	(17,478,229)	(45,008,887)
Net increase in shares outstanding	40,600,480	35,318,959

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2023	25

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$1,516,724	$1,788,611
Net realized loss	(15,496)	(852,453)
Net change in unrealized appreciation/(depreciation)	(5,565,740)	3,956,408
Net increase/(decrease) in net assets resulting from operations	(4,064,512)	4,892,566
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	–	(8,732)
Institutional Class	–	(1,035,534)
Net decrease in net assets from distributions	–	(1,044,266)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	21,300	178,346
Institutional Class	12,252,920	38,638,763
Dividends reinvested
Investor Class	–	7,535
Institutional Class	–	1,026,657
Shares redeemed
Investor Class	–	(13,147)
Institutional Class	(4,126,663)	(4,746,546)
Net increase in net assets derived from beneficial interest transactions	8,147,557	35,091,608
Net increase in net assets	4,083,045	38,939,908
NET ASSETS:
Beginning of period	80,750,256	41,810,348
End of period	$84,833,301	$80,750,256
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,568	13,742
Distributions reinvested	–	601
Redeemed	–	(1,113)
Net increase in shares outstanding	1,568	13,230
Institutional Class
Sold	891,565	3,040,712
Distributions reinvested	–	81,740
Redeemed	(303,885)	(373,540)
Net increase in shares outstanding	587,680	2,748,912

See accompanying Notes to Financial Statements

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Page Intentionally Left Blank

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

28	(855) 732-9220 seafarerfunds.com

Financial Highlights
For a share outstanding through the periods or years presented

Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$11.70		$12.06	$15.31	$10.31	$11.56	$13.11

0.13		0.24	0.33	0.18	0.21	0.36
(0.53)		(0.27)	(2.42)	5.14	(1.15)	(1.02)
(0.40)		(0.03)	(2.09)	5.32	(0.94)	(0.66)

(0.18)		(0.20)	(0.28)	(0.17)	(0.31)	(0.01)
–		(0.13)	(0.88)	(0.15)	–	(0.88)
(0.18)		(0.33)	(1.16)	(0.32)	(0.31)	(0.89)
(0.58)		(0.36)	(3.25)	5.00	(1.25)	(1.55)
$11.12		$11.70	$12.06	$15.31	$10.31	$11.56

(3.55%)		(0.13%)	(14.48%)	52.15%	(8.44%)	(4.36%)

$176,383		$178,566	$197,523	$228,690	$154,017	$233,072
0.96	%(c)	1.00%	1.00%	1.02%	1.02%	0.99%
0.96	%(c)	1.00%	1.00%	1.02%	1.02%	0.99%
2.20	%(c)	2.05%	2.33%	1.35%	1.88%	3.02%
1%		22%	16%	47%	29%	52%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2023	29

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights
For a share outstanding through the periods or years presented

Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$11.77		$12.13	$15.39	$10.36	$11.61	$13.14

0.14		0.26	0.35	0.20	0.22	0.29
(0.53)		(0.28)	(2.44)	5.16	(1.16)	(0.93)
(0.39)		(0.02)	(2.09)	5.36	(0.94)	(0.64)

(0.18)		(0.21)	(0.29)	(0.18)	(0.31)	(0.01)
–		(0.13)	(0.88)	(0.15)	–	(0.88)
(0.18)		(0.34)	(1.17)	(0.33)	(0.31)	(0.89)
–		–	–	0.00 (b)	–	–
(0.57)		(0.36)	(3.26)	5.03	(1.25)	(1.53)
$11.20		$11.77	$12.13	$15.39	$10.36	$11.61

(3.43%)		(0.03%)	(14.41%)	52.28%	(8.34%)	(4.17%)

$2,399,903		$2,045,090	$1,679,354	$1,827,624	$1,101,542	$1,304,491
0.86	%(d)	0.90%	0.91%	0.92%	0.92%	0.90%
0.86	%(d)	0.90%	0.91%	0.92%	0.92%	0.90%
2.25	%(d)	2.22%	2.46%	1.47%	1.91%	2.45%
1%		22%	16%	47%	29%	52%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2023	31

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.
(b)	Calculated using the average shares method.
(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights
For a share outstanding through the periods or years presented

Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$13.39	(a)	$12.83	(a)	$13.16		$9.46	$11.41	$11.95

0.23		0.38		0.42		0.22	0.29	0.29
(0.82)		0.39		(0.29)		3.64	(1.88)	(0.51)
(0.59)		0.77		0.13		3.86	(1.59)	(0.22)

–		(0.21)		(0.42)		(0.16)	(0.31)	(0.29)
–		–		(0.04)		–	(0.05)	(0.03)
–		(0.21)		(0.46)		(0.16)	(0.36)	(0.32)
(0.59)		0.56		(0.33)		3.70	(1.95)	(0.54)
$12.80		$13.39	(a)	$12.83	(a)	$13.16	$9.46	$11.41

(4.41	%)(a)	6.11	%(a)	0.94	%(a)	40.96%	(14.54%)	(1.50%)

$594		$600		$405		$431	$278	$327

1.15	%(d)	1.23%		1.48%		1.49%	1.44%	1.45%
1.15	%(d)	1.15%		1.15%		1.15%	1.15%	1.15%
3.37	%(d)	2.98%		3.15%		1.99%	2.61%	2.59%
0%		1%		14%		24%	25%	3%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2023	33

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.
(b)	Calculated using the average shares method.
(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights
For a share outstanding through the periods or years presented

Six Months Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$13.43	(a)	$12.86	(a)	$13.18		$9.48	$11.43	$11.96

0.24		0.40		0.46		0.25	0.30	0.30
(0.82)		0.39		(0.32)		3.62	(1.88)	(0.50)
(0.58)		0.79		0.14		3.87	(1.58)	(0.20)

–		(0.22)		(0.42)		(0.17)	(0.32)	(0.30)
–		–		(0.04)		–	(0.05)	(0.03)
–		(0.22)		(0.46)		(0.17)	(0.37)	(0.33)
(0.58)		0.57		(0.32)		3.70	(1.95)	(0.53)
$12.85		$13.43	(a)	$12.86	(a)	$13.18	$9.48	$11.43

(4.32	%)(a)	6.22	%(a)	1.08	%(a)	40.98%	(14.47%)	(1.34%)

$84,239		$80,150		$41,405		$34,714	$29,557	$28,849
1.05	%(d)	1.18%		1.37%		1.51%	1.42%	1.48%
1.05	%(d)	1.05%		1.05%		1.05%	1.05%	1.05%
3.47	%(d)	3.11%		3.43%		2.19%	2.63%	2.65%
0%		1%		14%		24%	25%	3%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2023	35

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures utilized by Seafarer Capital Partners, LLC (the “Adviser”), as the Funds' Valuation Designee and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are

36	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Adviser, as the Funds' Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. Fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable or not indicative of fair value. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-annual Report – October 31, 2023	37

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

The following is a summary of the inputs used to value each Fund as of October 31, 2023:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Belgium	$39,809,000	$–	$–	$39,809,000
Brazil	181,811,269	–	–	181,811,269
China / Hong Kong	–	331,105,124	–	331,105,124
Czech Republic	–	39,098,623	–	39,098,623
France	–	41,607,927	–	41,607,927
Hungary	82,065,338	–	–	82,065,338
India	–	173,998,572	–	173,998,572
Indonesia	–	53,714,764	–	53,714,764
Japan	–	79,709,304	–	79,709,304
Mexico	171,583,945	–	–	171,583,945
Peru	39,737,280	–	–	39,737,280
Poland	–	32,456,729	–	32,456,729
Qatar	41,197,776	–	–	41,197,776
Singapore	–	123,159,665	–	123,159,665
South Africa	92,952,503	–	–	92,952,503
South Korea	–	439,001,105	–	439,001,105
Taiwan	–	152,690,681	–	152,690,681
Thailand	35,977,464	42,018,372	–	77,995,836
United Arab Emirates	76,325,134	51,512,760	–	127,837,894
United Kingdom	–	50,812,284	–	50,812,284
Vietnam	–	30,919,872	–	30,919,872
Preferred Stocks	–	86,237,411	–	86,237,411
Total	$761,459,709	$1,728,043,193	$–	$2,489,502,902

38	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Belgium	$1,819,840	$–	$–	$1,819,840
Brazil	9,820,537	–	–	9,820,537
China / Hong Kong	1,481,870	23,202,720	–	24,684,590
Czech Republic	–	2,451,155	–	2,451,155
Georgia	4,138,688	–	–	4,138,688
India	–	4,250,486	–	4,250,486
Mexico	1,672,440	–	–	1,672,440
Peru	2,311,760	–	–	2,311,760
Qatar	2,571,601	–	–	2,571,601
Singapore	–	5,235,778	–	5,235,778
South Korea	–	6,481,533	–	6,481,533
Thailand	1,874,995	–	–	1,874,995
United Arab Emirates	4,969,773	4,510,684	–	9,480,457
United Kingdom	–	2,756,375	–	2,756,375
Vietnam	2,515,992	1,170,062	–	3,686,054
Preferred Stocks	–	108,849	–	108,849
Total	$33,177,496	$50,167,642	$–	$83,345,138

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value.

Semi-annual Report – October 31, 2023	39

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

As of October 31, 2023, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$91,105,909
Seafarer Overseas Value Fund	1,211,144

As of October 31, 2023, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close dates. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

40	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

3. Tax Basis Information

Tax Basis of Investments

As of October 31, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$2,750,177,615	$223,296,203	$(392,865,007)	$(169,568,804)
Seafarer Overseas Value Fund
	83,654,839	9,713,621	(10,023,322)	(309,701)

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

Semi-annual Report – October 31, 2023	41

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$33,023,314	$21,870,163
Seafarer Overseas Value Fund	1,044,266	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2023.

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the six months ended October 31, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$537,961,290	$30,516,800
Seafarer Overseas Value Fund	15,859,168	–

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Borrowings

On March 16, 2023, the Funds entered into a Credit Agreement with the Fund’s custodian, Brown Brothers Harriman & Co. (“BBH”). Under the terms of the Credit Agreement, the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund are collectively allowed to borrow up to $30,000,000. The borrowing of each Fund is several and not joint and subject to a 10:1 collateral-to-debt ratio. The collateral for the Credit Agreement is the assets of each Fund. Interest is charged at a rate of the higher of the Federal Funds Rate or the Adjusted Term Secured Overnight Financing Rate (SOFR) plus an applicable margin of 2%. For the six months ended October 31, 2023, and as of October 31, 2023, the Funds did not have outstanding borrowings.

7. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the

42	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2024. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2024, except with the approval of the Funds’ Board. During the six months ended October 31, 2023, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of October 31, 2023, the Adviser had recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the six months ended October 31, 2023, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$50	$46
Institutional Class	7,086	6,157

As of October 31, 2023 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2024	Expires 2025	Expires 2026	Expires 2027	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$382	$1,439	$406	$5	$2,232
Institutional Class	58,797	118,111	72,311	929	250,148

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administrative fees paid by the Funds for the six months ended October 31, 2023 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses.

Semi-annual Report – October 31, 2023	43

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

Transfer agent fees paid by the Funds for the six months ended October 31, 2023 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the six months ended October 31, 2023 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the six months ended October 31, 2023 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Participating Organizations may charge less than the maximum fees described above, and therefore the Funds may pay less than those maximum fees. Shareholder Services Plan fees paid by the Funds for the six months ended October 31, 2023 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

8. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements
October 31, 2023 (Unaudited)

applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Subsequent Event

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial Statements were issued.

Semi-annual Report – October 31, 2023	45

Seafarer Funds	Additional Information
October 31, 2023 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

Source for Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Liquidity Risk Management Program
October 31, 2023 (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 13, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Semi-annual Report – October 31, 2023	47

Seafarer Funds	Privacy Policy
October 31, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy
October 31, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-annual Report – October 31, 2023	49

SEAFARER FUNDS®

P.O. Box 219623
Kansas City, MO 64121
(855) 732-9220
seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.
Must be accompanied or preceded by a prospectus.

VULCAN VALUE PARTNERS

SEMI-ANNUAL REPORT — October 31, 2023

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND

www.vulcanvaluepartners.com || 205.803.1582

Contents	Page
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	4
Vulcan Value Partners Small Cap Fund	7
Disclosure of Fund Expenses
Vulcan Value Partners Fund	6
Vulcan Value Partners Small Cap Fund	9
Statements of Investments
Vulcan Value Partners Fund	10
Vulcan Value Partners Small Cap Fund	13
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets
Vulcan Value Partners Fund	18
Vulcan Value Partners Small Cap Fund	19
Financial Highlights
Vulcan Value Partners Fund	20
Vulcan Value Partners Small Cap Fund	24
Notes to Financial Statements	28
Additional Information	38
Liquidity Risk Management Program	39
Privacy Policy	40

Shareholder Letter
October 31, 2023 (Unaudited)

PORTFOLIO REVIEW

General

For the six months ended October 31, 2023, the Vulcan Value Partners Fund returned 1.26% and the Vulcan Value Partners Small Cap Fund returned -9.66%. As we have often said, we place no weight on short-term results, good or bad. When we think we can improve our prospective long-term returns and lower risk, we will make those decisions without regard to their effect on short-term performance.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There was one material contributor, Amazon.com Inc., and one material detractor, NICE Ltd., to performance during the six-month period ending October 31, 2023.

We purchased Fiserv Inc. during the period. Fiserv is a global payments solutions and financial services provider. Their business consists of three segments: merchant acceptance, payments processing, and core bank processing. Based on information from Fiserv, each of these segments provides essential products and services to it's customers. Fiserv’s products have high switching costs, which aids in customer retention and increases the stickiness of their revenues. Currently, the company is generating over $3 billion of free cash flow annually, allowing management to invest in research and development, opportunistic M&A, and returning cash to shareholders. We are pleased to have the opportunity to purchase this company at a discount to our estimate of intrinsic value.

We sold Lam Research Corp. during the period. Lam Research designs and manufactures equipment used in the fabrication of semiconductors. In our opinion, Lam is a wonderful business with great long-term prospects. We think the company has shown tremendous financial resilience against what is currently a challenging industry backdrop. After a significant increase in its stock price over the last year, our margin of safety narrowed. We followed our discipline and sold the Fund’s position to reallocate capital into businesses with larger discounts.

Amazon.com Inc. was a material contributor during the period. Despite slowing growth and macro headwinds, Amazon experienced revenue growth in all three segments: AWS, Advertising, and Retail. Amazon is also addressing its cost structure to better align with its slower growth rates. We believe Amazon is a dominant, world-class company with powerful secular tailwinds. It is our opinion that Amazon is executing well, and we are pleased to own it at a discount to our estimate of its intrinsic value.

NICE Ltd. was a material detractor during the period. NICE is a global enterprise software company that provides mission-critical contact center software. We believe that the contact center market’s competitive landscape is healthy. Few companies have a cloud product that satisfies the needs of a large enterprise contact center and the barriers to entry are high in terms of the time, capital, product breadth, depth, and quality required for a new entrant to gain traction in this market. We believe that generative A.I. will continue to drive cloud adoption and that A.I. is more of an opportunity than a threat to the business.

Semi-Annual Report | October 31, 2023	1

Shareholder Letter
October 31, 2023 (Unaudited)

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. There were no material contributors and five materials detractors. The material detractors were Ibstock plc, Victoria plc, ISS A/S, Sealed Air Corp., and Cushman & Wakefield plc.

We purchased Genpact Ltd. during the period. Genpact is an IT services company that was spun out of General Electric several years ago. Genpact focuses on business process outsourcing (BPO) and technology digitalization markets. It has a diverse client base that is spread across multiple industries. Complexity within the IT space is growing rapidly, and we think Genpact plays an important role in helping customers navigate the complexity. The Fund has owned Genpact in the past and are happy to have the opportunity to own it once again.

During the period, we sold Forward Air. The company announced its decision to acquire Omni Logistics for an enterprise value of $3.2 billion. Based on information from the company, the transaction will significantly increase leverage at the pro forma company and will materially dilute existing shareholders. We also think that the transaction has questionable strategic rationale and significant execution risk. In sum, the transaction not only reduced our estimate of intrinsic value per share, but made that estimate unstable, leading to our decision to exit the position.

MillerKnoll Inc. was the largest contributor during the period. MillerKnoll is a designer and manufacturer of premium furniture for the office and home. While there continues to be a fair amount of uncertainty as it relates to the future of office, the company performed well during the quarter due to strong execution, cost containment, and an indication from management that a positive inflection point in demand is in its sights. We continue to favor the quality of MillerKnoll’s collection of brands, its multi-channel distribution model, and its experienced management team.

ISS A/S was a material detractor during the period. ISS is a facilities management company based in Denmark specializing in services that are non-core to their customers such as cleaning, food management, building maintenance, security, technical support, and other services. During the quarter, the CFO, Kasper Fangel, became the CEO. The prior CEO left to become CEO at the much larger brewer Carlsberg Group. The company also announced its plans to exit its struggling French operations. We believe ISS has global scale to service multinational accounts and is benefitting from the trend of companies outsourcing non-core functions. In our opinion, the company has stable operating margins due to the inherent nature of its business contracts which allow it to pass through wage and other cost increases to its customers.

Closing

We appreciate the opportunity to work with you, our client partners. We continue to follow our discipline and lay the building blocks for future compounding. We look forward to updating you again soon.

C.T. Fitzpatrick

Chief Investment Officer

Vulcan Value Partners, LLC

2	www.vulcanvaluepartners.com

Shareholder Letter
October 31, 2023 (Unaudited)

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, containing this and other information, visit https: //vulcanvaluepartners.com/mutual-funds/ or call 1.877.421.5078. Please read carefully before investing.

Semi-Annual Report | October 31, 2023	3

Fund Overview
October 31, 2023 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of October 31, 2023)

							Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception*	Total	Net(2)
Vulcan Value Partners Fund - Investor Class Shares(3)	1.26%	16.16%	1.03%	4.97%	6.43%	9.16%	1.08%	1.08%
Vulcan Value Partners Fund - Institutional Class Shares	1.36%	16.42%	1.25%	–	–	3.67%	1.13%	0.85%
S&P 500® Total Return Index(4)	1.39%	10.14%	10.36%	11.01%	11.18%	12.13%
Russell 1000® Value Index(5)	(4.22%)	0.13%	10.21%	6.60%	7.60%	9.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class Shares: December 30, 2009, Institutional Class Shares: May 1, 2019
(1)	Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2024, without the approval by the Fund's Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	www.vulcanvaluepartners.com

Fund Overview
October 31, 2023 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Amazon.com, Inc.	5.64%
TransDigm Group, Inc.	4.98%
Microsoft Corp.	4.94%
Alphabet, Inc.	4.85%
Carlyle Group, Inc.	4.82%
Jones Lang LaSalle, Inc.	4.66%
Salesforce, Inc.	4.57%
KKR & Co., Inc.	4.54%
Elevance Health, Inc.	4.21%
Qorvo, Inc.	4.05%
Top Ten Holdings	47.26%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2023	5

Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2023 and held until October 31, 2023.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expense Ratio(a)	Expenses Paid During period 5/1/23 - 10/31/23(b)
Investor Class
Actual	$1,000.00	$1,012.60	1.08%	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	1.08%	$5.50
Institutional Class
Actual	$1,000.00	$1,013.60	0.85%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

6	www.vulcanvaluepartners.com

Fund Overview
October 31, 2023 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of October 31, 2023)

							Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class Shares(3)	(9.66%)	(2.86%)	1.10%	(1.11%)	1.84%	6.87%	1.26%	1.25%
Vulcan Value Partners Small Cap Fund – Institutional Class Shares	(9.55%)	(2.63%)	1.36%	–	–	(3.61%)	1.31%	1.00%
Russell 2000® Value Index(4)	(3.44%)	(9.93%)	9.73%	3.26%	5.20%	7.97%
Russell 2000® Index(5)	(5.29%)	(8.57%)	3.95%	3.31%	5.63%	8.68%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class Shares: December 30, 2009, Institutional Class Shares: May 1, 2019
(1)	Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2024 without the approval by the Fund's Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2023	7

Fund Overview
October 31, 2023 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Ituran Location and Control, Ltd.	6.13%
Ibstock PLC	5.36%
Virtus Investment Partners, Inc.	5.13%
Premium Brands Holdings Corp.	4.96%
Littelfuse, Inc.	4.95%
Colliers International Group, Inc.	4.83%
ABM Industries, Inc.	4.67%
ISS A/S	4.40%
Park Hotels & Resorts, Inc.	4.06%
Genpact, Ltd.	4.05%
Top Ten Holdings	48.54%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	www.vulcanvaluepartners.com

Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2023 and held until October 31, 2023.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expense Ratio(a)	Expenses Paid During period 5/1/23 - 10/31/23(b)
Investor Class
Actual	$1,000.00	$903.40	1.25%	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Institutional Class
Actual	$1,000.00	$904.50	1.00%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Semi-Annual Report | October 31, 2023	9

Statement of Investments	Vulcan Value Partners Fund
October 31, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.57%)
Communications (14.49%)
Internet (10.49%)
Alphabet, Inc., Class C(a)	261,663	$32,786,374
Amazon.com, Inc.(a)	286,454	38,124,163
		70,910,537
Telecommunications (4.00%)
Nice, Ltd.	175,230	27,046,750

TOTAL COMMUNICATIONS		97,957,287

Consumer, Cyclical (4.05%)
Lodging (4.05%)
InterContinental Hotels Group PLC, ADR	189,244	13,650,170
Marriott International, Inc., Class A	72,680	13,704,541
		27,354,711

TOTAL CONSUMER, CYCLICAL		27,354,711

Consumer, Non-cyclical (13.67%)
Beverages (2.50%)
Diageo PLC	447,437	16,897,036

Commercial Services (3.55%)
CoStar Group, Inc.(a)	326,912	23,998,610

Healthcare-Products (2.02%)
Abbott Laboratories	144,405	13,653,493

Healthcare-Services (5.60%)
Elevance Health, Inc.	63,270	28,477,194
UnitedHealth Group, Inc.	17,584	9,417,287
		37,894,481

TOTAL CONSUMER, NON-CYCLICAL		92,443,620

Financial (28.33%)
Diversified Financial Services (7.45%)
Mastercard, Inc., Class A	62,840	23,649,834
Visa, Inc., Class A	113,822	26,759,552
		50,409,386

Private Equity (13.29%)
Ares Management Corp., Class A	269,811	26,600,667
Carlyle Group, Inc.	1,182,247	32,559,083

10	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments
October 31, 2023 (Unaudited)

	Shares	Value (Note 2)
Financial (continued)
Private Equity (continued)
KKR & Co., Inc., Class A	553,555	$30,666,947
		89,826,697

Real Estate (7.59%)
CBRE Group, Inc., Class A(a)	285,522	19,798,096
Jones Lang LaSalle, Inc.(a)	246,344	31,512,324
		51,310,420

TOTAL FINANCIAL		191,546,503

Industrial (11.46%)
Aerospace/Defense (7.98%)
HEICO Corp., Class A	159,247	20,245,071
TransDigm Group, Inc.	40,697	33,700,779
		53,945,850

Electric Equipment Manufacturing (0.91%)
General Electric Co.	56,726	6,162,145

Packaging&Containers (2.57%)
Ball Corp.	361,335	17,398,280

TOTAL INDUSTRIAL		77,506,275

Technology (26.57%)
Semiconductors (10.87%)
Applied Materials, Inc.	78,759	10,423,754
Qorvo, Inc.(a)	313,053	27,367,093
Skyworks Solutions, Inc.	297,780	25,829,437
Texas Instruments, Inc.	69,206	9,827,944
		73,448,228

Software (15.70%)
Fiserv, Inc.(a)	154,233	17,544,004
Microsoft Corp.	98,817	33,411,016
Salesforce, Inc.(a)	153,941	30,915,971
SS&C Technologies Holdings, Inc.	483,177	24,279,644
		106,150,635

TOTAL TECHNOLOGY		179,598,863

TOTAL COMMON STOCKS
(Cost $542,394,168)		666,407,259

Semi-Annual Report | October 31, 2023	11

Statement of Investments	Vulcan Value Partners Fund
October 31, 2023 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.14%)
Money Market Fund (1.14%)
Invesco Government & Agency Portfolio, Institutional Class	2.260%	7,687,208	$7,687,208

TOTAL SHORT TERM INVESTMENTS
(Cost $7,687,208)			7,687,208

TOTAL INVESTMENTS (99.71%)
(Cost $550,081,376)			$674,094,467

Other Assets In Excess Of Liabilities (0.29%)			1,957,179

NET ASSETS (100.00%)			$676,051,646

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

12	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
October 31, 2023 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.63%)
Consumer, Cyclical (4.99%)
Distribution/Wholesale (1.16%)
Core & Main, Inc.(a)	123,976	$3,729,198

Home Furnishings (3.83%)
MillerKnoll, Inc.	525,632	12,352,352

TOTAL CONSUMER, CYCLICAL		16,081,550

Consumer, Non-cyclical (32.77%)
Commercial Services (23.91%)
ABM Industries, Inc.	383,038	15,068,715
Colliers International Group, Inc.	171,897	15,596,215
Dun & Bradstreet Corp.	1,478,802	12,954,305
ISS A/S	980,526	14,178,792
PROG Holdings, Inc.(a)	408,557	11,190,376
Savills PLC	849,306	8,129,281
		77,117,684

Food (4.96%)
Premium Brands Holdings Corp.	248,653	16,008,466

Healthcare-Services (3.90%)
Medpace Holdings, Inc.(a)	51,872	12,587,778

TOTAL CONSUMER, NON-CYCLICAL		105,713,928

Financial (12.98%)
Diversified Financial Services (5.13%)
Virtus Investment Partners, Inc.	89,891	16,560,619

Real Estate (3.79%)
Cushman & Wakefield PLC(a)	1,657,692	12,217,190

REITS (4.06%)
Park Hotels & Resorts, Inc.	1,136,649	13,105,563

TOTAL FINANCIAL		41,883,372

Industrial (39.80%)
Building Materials (15.42%)
Forterra PLC(b)	6,033,461	9,870,723
Ibstock PLC(b)	11,603,046	17,276,091
SmartRent, Inc.(a)	5,329,207	12,843,389

Semi-Annual Report | October 31, 2023	13

Statement of Investments	Vulcan Value Partners Small Cap Fund
October 31, 2023 (Unaudited)

	Shares	Value (Note 2)
Industrial (continued)
Building Materials (continued)
Victoria PLC(a)	2,494,765	$9,763,891
		49,754,094

Electrical Components & Equipment (11.06%)
Acuity Brands, Inc.	62,962	10,197,955
EnerSys	111,239	9,519,834
Littelfuse, Inc.	73,625	15,952,329
		35,670,118

Electronics (6.13%)
Ituran Location and Control, Ltd.	799,243	19,765,279

Manufactured Goods (3.59%)
Timken Co.	167,565	11,582,093

Packaging&Containers (3.60%)
Sealed Air Corp.	377,399	11,620,115

TOTAL INDUSTRIAL		128,391,699

Technology (8.09%)
Computers (8.09%)
Genpact, Ltd.	389,390	13,060,141
Sdiptech AB, Class B(a)	665,388	13,030,635
		26,090,776

TOTAL TECHNOLOGY		26,090,776

TOTAL COMMON STOCKS
(Cost $375,291,446)		318,161,325

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
October 31, 2023 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.22%)
Money Market Fund (1.22%)
Invesco Government & Agency Portfolio, Institutional Class	2.260%	3,944,556	$3,944,556

TOTAL SHORT TERM INVESTMENTS
(Cost $3,944,556)			3,944,556

TOTAL INVESTMENTS (99.85%)
(Cost $379,236,002)			$322,105,881

Other Assets In Excess Of Liabilities (0.15%)			485,010

NET ASSETS (100.00%)			$322,590,891

(a)	Non-Income Producing Security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $27,146,814, which represents 8.42% of net assets as of October 31, 2023.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	15

Statements of Assets and Liabilities
October 31, 2023 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$674,094,467	$322,105,881
Receivable for investments sold	1,061,841	461,646
Receivable for shares sold	1,024,254	71,478
Dividends receivable	333,870	315,845
Other assets	16,225	35,649
Total assets	676,530,657	322,990,499

LIABILITIES:
Payable for shares redeemed	217,853	74,998
Payable to adviser	161,652	261,060
Payable for administration fees	21,296	11,705
Payable for transfer agency fees	26,897	33,161
Payable for delegated transfer agent equivalent services fees	3,124	2,942
Payable for professional fees	17,252	14,449
Payable for trustee fees and expenses	28,527	503
Payable for principal financial officer fees	2,410	790
Total liabilities	479,011	399,608
NET ASSETS	$676,051,646	$322,590,891

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$809,846,113	$769,452,749
Total distributable earnings	(133,794,467)	(446,861,858)
NET ASSETS	$676,051,646	$322,590,891

INVESTMENTS, AT COST	$550,081,376	$379,236,002

PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$19.25	$9.82
Net Assets	$198,874,284	$47,512,766
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,328,701	4,836,301
Institutional Class:
Net Asset Value, offering and redemption price per share	19.41	9.94
Net Assets	477,177,363	275,078,125
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	24,577,878	27,667,474

See Accompanying Notes to Financial Statements.
16	www.vulcanvaluepartners.com

Statements of Operations
For the Six Months Ended October 31, 2023 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$4,747,972	$4,095,161
Foreign taxes withheld	–	(116,195)
Total investment income	4,747,972	3,978,966

EXPENSES:
Investment advisory fees (Note 6)	4,440,598	2,362,663
Administrative fees	162,016	79,470
Transfer agency fees	37,059	52,361
Delegated transfer agent equivalent services fees
Investor Class	9,426	5,356
Institutional Class	193,226	90,267
Professional fees	18,456	16,570
Custodian fees	19,798	26,574
Principal financial officer fees	7,272	2,965
Trustee fees and expenses	19,562	11,958
ReFlow Fees (Note 2)	–	–
Other	37,507	21,685
Total expenses before waiver	4,944,920	2,669,869
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(6,628)
Institutional Class	(911,967)	(537,377)
Total net expenses	4,032,953	2,125,864
NET INVESTMENT INCOME	715,019	1,853,102

Net realized gain/(loss) on investments(a)	101,100,296	(19,824,962)
Net realized gain/(loss) on foreign currency transactions	25,211	(32,829)
Net realized gain/(loss)	101,125,507	(19,857,791)
Net change in unrealized depreciation of investments	(72,503,436)	(17,974,592)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(5,119)	(12,716)
Net change in unrealized depreciation	(72,508,555)	(17,987,308)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	28,616,952	(37,845,099)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,331,971	$(35,991,997)

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2023	17

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023
OPERATIONS:
Net investment income	$715,019	$1,297,600
Net realized gain/(loss)	101,125,507	(324,181,574)
Net change in unrealized appreciation/(depreciation)	(72,508,555)	248,543,334
Net increase/(decrease) in net assets resulting from operations	29,331,971	(74,340,640)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	–	(13,928,273)
Institutional Class	–	(35,401,136)
Net decrease in net assets from distributions	–	(49,329,409)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	2,620,154	10,502,788
Issued to shareholders in reinvestment of distributions	–	12,856,196
Cost of shares redeemed, net of redemption fees	(41,597,940)	(187,167,100)
Institutional Class
Proceeds from sales of shares	62,885,742	120,576,734
Issued to shareholders in reinvestment of distributions	–	33,617,847
Cost of shares redeemed, net of redemption fees	(306,606,408)	(341,125,529)
Net decrease from share transactions	(282,698,452)	(350,739,064)

Net decrease in net assets	(253,366,481)	(474,409,113)

NET ASSETS:
Beginning of year	929,418,127	1,403,827,240
End of period	$676,051,646	$929,418,127

See Accompanying Notes to Financial Statements.
18	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023
OPERATIONS:
Net investment income	$1,853,102	$2,124,969
Net realized loss	(19,857,791)	(338,526,401)
Net change in unrealized appreciation/(depreciation)	(17,987,308)	183,042,029
Net decrease in net assets resulting from operations	(35,991,997)	(153,359,403)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	–	(14,357,975)
Institutional Class	–	(42,240,952)
Net decrease in net assets from distributions	–	(56,598,927)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	2,622,326	12,041,666
Issued to shareholders in reinvestment of distributions	–	12,472,069
Cost of shares redeemed, net of redemption fees	(25,770,999)	(116,071,465)
Institutional Class
Proceeds from sales of shares	34,497,462	187,809,773
Issued to shareholders in reinvestment of distributions	–	31,035,572
Cost of shares redeemed, net of redemption fees	(71,316,532)	(442,086,874)
Net decrease from share transactions	(59,967,743)	(314,799,259)

Net decrease in net assets	(95,959,740)	(524,757,589)

NET ASSETS:
Beginning of year	418,550,631	943,308,220
End of period	$322,590,891	$418,550,631

See Accompanying Notes to Financial Statements.
Semi-Annual Report | October 31, 2023	19

Financial Highlights
For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Accompanying Notes to Financial Statements.
20	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2023 (Unaudited)		For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
$19.01		$20.74	$29.87	$19.50	$21.05	$21.39

(0.00	)(b)	0.00 (c)	(0.16)	(0.14)	0.03	0.08
0.24		(0.74)	(5.75)	11.42	(0.53)	1.13
0.24		(0.74)	(5.91)	11.28	(0.50)	1.21

–		–	–	0.00 (c)	0.00 (c)	(0.13)
–		(0.99)	(3.22)	(0.91)	(1.05)	(1.42)
–		(0.99)	(3.22)	(0.91)	(1.05)	(1.55)

–		–	–	0.00 (c)	0.00 (c)	0.00 (c)
0.24		(1.73)	(9.13)	10.37	(1.55)	(0.34)
$19.25		$19.01	$20.74	$29.87	$19.50	$21.05

1.26	%(d)	(2.99%)	(22.93%)	58.62%	(3.15%)	6.80%

$198,874		$232,565	$437,470	$624,789	$500,309	$1,284,556

1.08	%(e)	1.08%	1.06%	1.08%	1.09%	1.08%
1.08	%(e)	1.08%	1.06%	1.08%	1.09%	1.08%
(0.02	%)(e)	0.01%	(0.54%)	(0.57%)	0.12%	0.38%
19	%(d)	40%	49%	67%	80%	73%

See Accompanying Notes to Financial Statements.
Semi-Annual Report | October 31, 2023	21

Financial Highlights	Vulcan Value Partners Fund
For a share outstanding throughout the period or years presented.

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.
22	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
$19.15	$20.84	$29.93	$19.52	$21.02

0.02	0.04	(0.10)	(0.09)	0.09
0.24	(0.74)	(5.77)	11.46	(0.51)
0.26	(0.70)	(5.87)	11.37	(0.42)

–	–	–	(0.05)	(0.03)
–	(0.99)	(3.22)	(0.91)	(1.05)
–	(0.99)	(3.22)	(0.96)	(1.08)

–	–	–	0.00 (b)	0.00	(b)
0.26	(1.69)	(9.09)	10.41	(1.50)
$19.41	$19.15	$20.84	$29.93	$19.52

1.36%	(2.78%)	(22.74%)	59.02%	(2.83	%)(c)

$477,177	$696,853	$966,357	$1,147,175	$768,726

1.13%	1.13%	1.11%	1.12%	1.14	%(d)
0.85%	0.85%	0.85%	0.85%	0.85	%(d)
0.22%	0.23%	(0.34%)	(0.36%)	0.40	%(d)
19%	40%	49%	67%	80	%(c)

See Accompanying Notes to Financial Statements.
Semi-Annual Report | October 31, 2023	23

Financial Highlights
For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.
24	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2023 (Unaudited)		For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
$10.87		$14.47	$22.62	$12.01	$17.31	$19.52

0.04		0.01	(0.10)	(0.10)	0.12	0.10
(1.09)		(2.18)	(3.22)	10.73	(4.57)	0.38
(1.05)		(2.17)	(3.32)	10.63	(4.45)	0.48

–		–	–	(0.02)	(0.08)	(0.12)
–		(1.43)	(4.83)	–	(0.77)	(2.57)
–		(1.43)	(4.83)	(0.02)	(0.85)	(2.69)

–		–	–	0.00 (b)	0.00 (b)	0.00 (b)
(1.05)		(3.60)	(8.15)	10.61	(5.30)	(2.21)
$9.82		$10.87	$14.47	$22.62	$12.01	$17.31

(9.66	%)(c)	(14.39%)	(21.58%)	88.51%	(27.28%)	4.76%

$47,513		$75,271	$221,910	$310,600	$153,249	$543,174

1.27	%(d)	1.26%	1.25%	1.25%	1.26%	1.27%
1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%
0.66	%(d)	0.12%	(0.47)%	(0.65)%	0.75%	0.54%
19	%(c)	26%	69%	75%	102%	68%

See Accompanying Notes to Financial Statements.
Semi-Annual Report | October 31, 2023	25

Financial Highlights	Vulcan Value Partners Small Cap Fund
For a share outstanding throughout the period or years presented.

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.
26	www.vulcanvaluepartners.com

Financial Highlights	Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
$10.99	$14.57	$22.70	$12.03	$17.18

0.05	0.05	(0.04)	(0.06)	0.12
(1.10)	(2.20)	(3.26)	10.77	(4.41)
(1.05)	(2.15)	(3.30)	10.71	(4.29)

–	–	–	(0.04)	(0.09)
–	(1.43)	(4.83)	–	(0.77)
–	(1.43)	(4.83)	(0.04)	(0.86)

–	–	–	0.00 (b)	0.00	(b)
(1.05)	(3.58)	(8.13)	10.67	(5.15)
$9.94	$10.99	$14.57	$22.70	$12.03

(9.55%)	(14.14%)	(21.40%)	89.07%	(26.56	%)(c)

$275,078	$343,279	$721,399	$710,679	$247,629

1.30%	1.31%	1.27%	1.29%	1.32	%(d)
1.00%	1.00%	1.00%	1.00%	1.00	%(d)
0.94%	0.42%	(0.19)%	(0.39)%	0.76	%(d)
19%	26%	69%	75%	102	%(c)

See Accompanying Notes to Financial Statements.
Semi-Annual Report | October 31, 2023	27

Notes to Financial Statements
October 31, 2023 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service utilized by the valuation designee which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures utilized by Vulcan Value Partners, LLC (the “Adviser”), as the Funds' Valuation Designee and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each

28	www.vulcanvaluepartners.com

Notes to Financial Statements
October 31, 2023 (Unaudited)

Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2023	29

Notes to Financial Statements
October 31, 2023 (Unaudited)

The following is a summary of each input used to value each Fund’s investments as of October 31, 2023:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$666,407,259	$–	$–	$666,407,259
Short Term Investments	7,687,208	–	–	7,687,208
TOTAL	$674,094,467	$–	$–	$674,094,467

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$318,161,325	$–	$–	$318,161,325
Short Term Investments	3,944,556	–	–	3,944,556
TOTAL	$322,105,881	$–	$–	$322,105,881

(a)	For detailed descriptions, see the accompanying Statements of Investments.

For the six-months ended October 31, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other

30	www.vulcanvaluepartners.com

Notes to Financial Statements
October 31, 2023 (Unaudited)

shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the six-months ended October 31, 2023, the Funds did not participate in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the six-months ended October 31, 2023, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $56,816,437. For financial reporting purposes, the

Semi-Annual Report | October 31, 2023	31

Notes to Financial Statements
October 31, 2023 (Unaudited)

Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of $31,486,901. During the six-months ended October 31, 2023, the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $7,893,202. For financial reporting purposes, the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $2,880,528. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during six-months ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$152,202,409	$49,033,451
Gross depreciation
(excess of tax cost over value)	(28,629,913)	(106,163,572)
Net unrealized appreciation	$123,572,496	$(57,130,121)
Cost of investments for income tax purposes	$550,521,971	$379,236,002

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Notes to Financial Statements
October 31, 2023 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain
Vulcan Value Partners Fund	$29,911,862	$19,417,547
Vulcan Value Partners Small Cap Fund	–	56,598,927

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain
Vulcan Value Partners Fund	$62,751,029	$135,752,526
Vulcan Value Partners Small Cap Fund	205,802,260	40,920,109

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2023.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the six-months ended October 31, 2023 were as follows:

Fund	Purchase of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$158,629,129	$441,177,575
Vulcan Value Partners Small Cap Fund	73,712,555	129,711,219

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Semi-Annual Report | October 31, 2023	33

Notes to Financial Statements
October 31, 2023 (Unaudited)

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund	For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023
Shares Sold
Institutional Class	3,057,717	12,918,273
Investor Class	131,907	–
Shares Issued in Reinvestment of Dividends
Institutional Class	–	3,945,756
Less Shares Redeemed
Institutional Class	(14,873,128)	(36,831,454)
Investor Class	(2,036,151)	–
Net Decrease	(13,719,655)	(19,967,425)

Vulcan Value Partners Small Cap Fund	For the Six Months Ended October 31, 2023 (Unaudited)	For the Year Ended April 30, 2023
Shares Sold
Institutional Class	3,067,829	30,802,666
Investor Class	233,754	–
Shares Issued in Reinvestment of Dividends
Institutional Class	–	5,991,424
Less Shares Redeemed
Institutional Class	(6,646,099)	(73,301,976)
Investor Class	(2,322,853)	–
Net Decrease	(5,667,369)	(36,507,886)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the

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Notes to Financial Statements
October 31, 2023 (Unaudited)

Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 0.85% and 1.00% of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

The Adviser agrees that the foregoing fee waiver and reimbursement agreement for each Fund are effective as of September 1, 2023 and shall continue through August 31, 2024.

The Adviser will be permitted to recapture expenses it has borne through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred.

For the six-months ended October 31, 2023, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(911,967)	–
Vulcan Value Partners Small Cap Fund
Investor	(6,628)	–
Institutional	(537,377)	–

As of six-months ended October 31, 2023, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2024	Expires 2025	Expires 2026	Expires 2027	Total
Vulcan Value Partners Fund
Investor	$-	$-	$-	$-	$-
Institutional	1,230,164	3,139,514	2,092,143	911,967	7,373,788
Vulcan Value Partners Small Cap Fund
Investor	3,860	-	20,237	6,628	30,725
Institutional	676,896	2,306,194	1,482,188	537,377	5,474,335

Semi-Annual Report | October 31, 2023	35

Notes to Financial Statements
October 31, 2023 (Unaudited)

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administrative fees paid by the Funds for the six-months ended October 31, 2023 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six-months ended October 31, 2023 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six-months ended October 31, 2023 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

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Notes to Financial Statements
October 31, 2023 (Unaudited)

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2023	37

Additional Information
October 31, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

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Liquidity Risk Management Program
October 31, 2023 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on June 13, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Semi-Annual Report | October 31, 2023	39

Privacy Policy
October 31, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

40	www.vulcanvaluepartners.com

Privacy Policy
October 31, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2023	41

VULCAN
VALUE
PARTNERS

DISCLOSURES

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

(b)       Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	January 5, 2024

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 5, 2024